PAX WORLD
ETHICAL INVESTING

2002 ANNUAL REPORT

PAX World Balanced Fund
PAX World Growth Fund
PAX World High Yield Fund

31 December 2002





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Dear Pax World Shareholders,

     The year 2002 was another difficult year for the stock market, making it the third consecutive year of declines. The threat of war with Iraq still looms and we are reminded of Benjamin Franklin's wise comment that "there is no such thing as a good war or a bad peace."

     During this uncertain investment climate, we continue to have confidence in our investment management team. We thank Chris Brown, Paul Gulden, and Diane Keefe (whose reports follow) for the work they have done in this difficult market. Our fundamental philosophy of long-term investing combined with sizeable cash balances allows our managers to take advantage of opportunities in a market full of doubt. As Sir John Templeton has often said, "maximum profit in investing comes at the point of maximum pessimism." If we are not at the point of maximum pessimism, with the current potential for war and a troubled economy over the past two years, we believe we are close.

     Among all the bad news, however, we remain optimistic. The economic climate is slowly getting better and we are hopeful for a good second half of 2003 and a better 2004. We are encouraged by the strength of the Pax World family. The number of our shareholders remains near the all time high of 70,000. During 2002, our High Yield and Growth Funds both experienced positive inflows of new money and the Balanced Fund had only modest outflows. The faith and loyalty of our shareholders inspires all of us at Pax World to work even harder toward higher levels of financial performance and social activism.

     It also has been a busy year for shareholder advocacy. In her letter on the following page, Anita Green has outlined some of the initiatives in which Pax World has been involved during 2002. One such initiative, in which we have been a leader for a number of years, is disclosure of proxy votes. Anita and Pax World are to be commended for taking a leadership role in support of the Securities and Exchange Commission's (SEC) proposal requiring mutual fund companies to disclose how they vote proxies for the companies held in their portfolios. We are very pleased with the SEC's approval of this proposal by a 4 to 1 vote in January 2003. It's an idea that just makes sense. We at Pax World have been disclosing our proxy votes since 1971.

     Thank you again for the trust and confidence you have placed in us. We learn a tremendous amount every day from our engaged and thoughtful shareholders. We encourage you to continue to communicate your constructive criticisms, questions and suggestions to us.

     Sincerely,



/s/ Laurence A. Shadek                      /s/ Thomas W. Grant

Laurence A. Shadek                          Thomas W. Grant
Chairman                                    President

February 5, 2003


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Dear Pax World Shareholders,

     2002 was not a typical year for Pax World's social research department. Historically our advocacy efforts have been aimed at the corporations in which we invest. However, last year we expanded our horizons and set our sights on regulatory reform. We rarely venture into this arena, but the down market and the seemingly endless string of corporate scandals created an environment where we sensed real change was possible, and we were compelled to act.

     In the spring we wrote to the Securities and Exchange Commission (SEC) arguing that social and environmental risks are "material risks," and as such, should be disclosed in shareholder reports. The SEC took no action, but momentum is building around this issue and we will be approaching them again.

     Next, we weighed in with the New York Stock Exchange (NYSE), whose governing board was considering changes to the NYSE's listing requirements. During the public comment period, we endorsed initiatives such as: requiring a majority of independent directors on corporate boards, requiring a shareholder vote on all equity compensation plans, requiring CEO's to certify control procedures and the accuracy of information provided to investors, and a ban on broker no-votes during corporate elections. The NYSE board voted in favor of the reforms, and the new standards are being implemented.

     In our biggest campaign of the year, we again went to the SEC, this time regarding mandatory disclosure of mutual fund proxy votes. For the first 28 years of our existence, Pax World disclosed its proxy votes to shareholders who requested that information. In 2000 we took a bold step and put our votes on our website, www.paxworld.com, where anyone and everyone could see them. When the SEC announced it was considering a rule making it mandatory for funds to disclose their votes, we not only wrote a letter of strong support, but we also set up a website for use by any individual who wanted to send a message to the SEC. The SEC reported that it received roughly 7,500 letters, more than twice the amount received on any other proposal in the agency's history. Nearly 1,000 of those letters came through the website we sponsored, www.mutualfundproxyvotes.com. Your impact was repeatedly mentioned when the SEC passed the proposal in a 4-1 vote despite strenuous opposition from the mutual fund industry. For those of you who took the time to make your voice heard, please accept our heartfelt thanks.

     As a result, all mutual funds soon will be required to file their proxy votes with the SEC. Investors can obtain the information from the SEC's website, www.sec.gov, or directly from the funds. The funds may elect to put the information on their own websites as well. With proxy votes publicly available, funds will be constantly reminded of their duty to put their investors' best interests first and will be discouraged from casting votes with management for self-interested purposes such as obtaining lucrative 401(k) contracts.


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     We hope the efforts by Pax World and other social investment firms will raise the standards by which corporations are measured, resulting in better corporate governance and paving the way for the return of investor confidence.

     Sincerely,

     /s/ Anita Green

     Anita Green
     Director of Social Research & Corporate Activity
     February 5, 2003


                                       3
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                                       4
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                                                               Table of Contents


                                TABLE OF CONTENTS

Chairman and President's Letter................................................1
Social Research Director's Letter..............................................2

P A X W O R L D  Balanced Fund, Inc.
      Portfolio Manager's Comments.............................................7
      Portfolio Highlights.....................................................8
      Schedule of Investments.................................................10
      Financial Highlights....................................................16
      Statement of Assets and Liabilities.....................................17
      Statement of Operations.................................................18
      Statement of Changes in Net Assets......................................19
      Annual Meeting of Shareholders..........................................20

P A X W O R L D  Growth Fund, Inc.
      Portfolio Manager's Comments............................................21
      Portfolio Highlights....................................................22
      Schedule of Investments.................................................24
      Financial Highlights....................................................26
      Statement of Assets and Liabilities.....................................27
      Statement of Operations.................................................28
      Statement of Changes in Net Assets......................................29
      Annual Meeting of Shareholders..........................................30


P A X W O R L D  High Yield Fund, Inc.
      Portfolio Manager's Comments............................................32
      Portfolio Highlights....................................................34
      Schedule of Investments.................................................36
      Financial Highlights....................................................43
      Statement of Assets and Liabilities.....................................44
      Statement of Operations.................................................45
      Statement of Changes in Net Assets......................................46
      Annual Meeting of Shareholders..........................................47

Notes to Financial Statements.................................................49

Independent Auditors' Report..................................................61

Management Information........................................................63


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                                       6
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                                                    Portfolio Manager's Comments
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

                              CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD BALANCED FUND PERFORM IN 2002?

A. 2002 continued to be a challenging environment for investing. Major geopolitical issues, cautiousness in corporate earnings forecasts and the continued erosion of investor confidence all contributed to the major indexes ending lower for the third straight year. Against this market backdrop, the Pax World Balanced Fund had a total return of -8.86% for the one-year period ended December 31, 2002 versus the Lipper Balanced Fund Index total return of -10.69% for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING 2002?

A. Clearly, the third straight year with a down market negatively impacted the Fund's performance. However, stock selection and asset allocation were major contributing factors to the Fund's outperformance of the Lipper Balanced Fund Index. Throughout 2002 the Fund had a heavy weighting in cash and equivalents, which helped to control volatility. The bond component, which had a positive impact on our overall performance, had a negative impact on our performance relative to the Lipper Balanced Fund Index because of an underweight allocation and a short bond duration. On a relative basis, performance from the equity side of the portfolio exceeded that of the Index. In particular, strong results in utilities, consumer staples, energy, and industrial sectors helped performance.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING 2002?

A. We added to existing positions in companies in several different sectors including Washington Federal (savings and loans), Staples (office products) and eBay (online auction). Companies new to the portfolio include:
     Philadelphia Suburban, a water utility; Dell Computer, a leading manufacturer of PCs; and Caremark Rx, a pharmaceutical services company.

     Two companies in which we reduced positions were Wendy's International and AOL Time Warner. The Fund's position in Wendy's was reduced for profit taking reasons while AOL was trimmed because of less than satisfactory financial results. Advent Software and RadioShack were eliminated from the Fund due to poor financial performance. Another position, Family Dollar Stores, was eliminated from the portfolio for profit taking reasons.


                                       7
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                                                            Portfolio Highlights
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

                          TEN YEAR ANNUAL TOTAL RETURN
                                   HISTORICAL
(Chart)

                                 PAX WORLD                  LIPPER BALANCED
                                 BALANCED FUND, INC.        FUND INDEX

              1992                   $10,000                   $10,000
              1993                   $ 9,895                   $11,167
              1994                   $10,157                   $10,921
              1995                   $13,122                   $13,607
              1996                   $14,482                   $15,377
              1997                   $18,119                   $18,460
              1998                   $22,580                   $21,246
              1999                   $26,471                   $23,154
              2000                   $27,969                   $23,707
              2001                   $25,427                   $22,939
              2002                   $23,174                   $20,487

              Growth of a $10,000 investment, compounded annually.


PAX WORLD BALANCED FUND, INC.*          LIPPER BALANCED FUND INDEX**

-8.86%    1 yr.  total return           -10.69%   1 yr.   total return
 5.05%    5 yr.  avg. total return        2.10%   5 yr.   avg. total return
 8.77%   10 yr.  avg. total return        7.53%  10 yr.   avg. total return


KEY STATISTICS

Change in NAV ($19.91 to $17.82)..........................................-$2.09
Change in Total Net Assets ($1,161 to $1,033 million)..............-$128 million
Distributions to Shareholders (per share).................................$0.328
1 Year Total Return*......................................................-8.86%
3 Year Average Total Return*..............................................-4.34%
5 Year Average Total Return*...............................................5.05%
10 Year Average Total Return*..............................................8.77%

* PAX WORLD MANAGEMENT CORP. (THE "ADVISER") ASSUMED CERTAIN EXPENSES DURING THE PERIOD; THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE, AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES, AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

** THE INDEX IS COMPRISED OF BALANCED FUNDS SELECTED BY LIPPER AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.


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                                                 Portfolio Highlights, continued
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.


TEN LARGEST HOLDINGS

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Amgen, Inc.................................................................2.34%
Peoples Energy Corp. ......................................................2.25%
Dean Foods Co..............................................................1.80%
Tribune Co.................................................................1.76%
KeySpan Corp...............................................................1.71%
American International Group, Inc..........................................1.68%
Intuit, Inc................................................................1.59%
Johnson & Johnson..........................................................1.56%
Federal Home Loan Bank System 5.83%, due 1-23-2006.........................1.46%
Vodafone Group PLC ADR.....................................................1.32%
                                                                          ------

Total.....................................................................17.47%
                                                                          ------

ASSET ALLOCATION
(Pie Chart)

US Stocks 54%
US Bonds 26%
Cash & Equivalents 13%
Foreign Stocks & Bonds 7%

SECTOR DIVERSIFICATION
(Pie Chart)

Government Agency Bonds 22%
Health Care 12%
Utilities 7%
Cash & Equivalents 13%
Energy 3%
Information Technology 7%
Consumer Discretionary 11%
Financials 4%
Consumer Staples 6%
Industrials 5%
Corporate Bonds 5%
Telecommunication Services 5%


                                       9
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                                                         Schedule of Investments
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE
   STOCKS: 60.62%

   COMMON STOCKS: 59.29%

CONSUMER DISCRETIONARY: 10.80%...................
   AOL Time Warner, Inc..........................     300,000       $ 3,930,000
   A H Belo Corp. (BLC) Series A.................     331,000         7,056,920
   Comcast Corp. Class A.........................      60,326         1,421,884
   Comcast Corp. Class A Special.................     200,000         4,518,000
   Cox Communications, Inc. Class A..............     300,000         8,520,000
   Fuji Photo Film Co., Ltd. ADR.................     250,000         8,017,500
   General Motors Corp. Class H..................     350,000         3,745,000
   Jones Apparel Group, Inc......................     150,000         5,316,000
   Philips Electronics...........................     450,000         7,956,000
   E W Scripps Co. Class A.......................     100,000         7,695,000
   Sony Corp. ADR................................     250,000        10,327,500
   Staples, Inc..................................     600,000        10,980,000
   Starbucks Corp................................     550,000        11,209,000
   Tribune Co....................................     400,000        18,184,000
   Wendy's International, Inc....................     100,000         2,707,000
                                                                    -----------
                                                                    111,583,804
                                                                    -----------
CONSUMER STAPLES: 5.87%
   Avon Products, Inc............................     200,000        10,774,000
   Dean Foods Co.................................     500,000        18,550,000
   Gillette Co...................................     325,000         9,867,000
   Kroger Co.....................................     400,000         6,180,000
   Pepsi Bottling Group, Inc.....................     400,000        10,280,000
   Supervalu, Inc................................     300,000         4,953,000
                                                                    -----------
                                                                     60,604,000
                                                                    -----------

ENERGY: 3.24%
   Baker Hughes, Inc.............................     300,000         9,657,000
   Equitable Resources, Inc......................     250,000         8,760,000
   Questar Corp..................................     206,200         5,736,484
   Tidewater, Inc................................     300,000         9,330,000
                                                                    -----------
                                                                     33,483,484
                                                                    -----------
FINANCIALS: 3.71%
   American International Group, Inc.............     300,000        17,355,000
   Jefferson Pilot Corp..........................     250,000         9,527,500


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                                              Schedule of Investments, continued
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE

COMMON STOCKS, continued

   UnumProvident Corp. ..........................     300,000        $5,262,000
   Washington Federal, Inc.......................     250,000         6,212,500
                                                                    -----------
                                                                     38,357,000
                                                                    -----------
HEALTH CARE: 11.88%
   Abbott Laboratories, Inc......................     200,000         8,000,000
   Amgen, Inc....................................     500,000        24,170,000
   Apogent Technologies, Inc.....................     575,000        11,960,000
   Baxter International, Inc.....................     400,000        11,200,000
   Becton Dickinson & Co.........................     127,100         3,900,699
   Caremark Rx, Inc..............................     400,000         6,500,000
   Edwards Lifesciences Corp.....................     100,000         2,547,000
   Johnson & Johnson.............................     300,000        16,113,000
   Medtronic, Inc................................     250,000        11,400,000
   Millipore Corp................................     225,000         7,650,000
   Stryker Corp. ................................     200,000        13,424,000
   Sybron Dental Specialties.....................     250,000         3,712,500
   Zimmer Holdings, Inc.  .......................      50,000         2,076,000
                                                                    ------------
                                                                    122,653,199
                                                                    ------------
INDUSTRIALS: 5.23%
   CNF, Inc......................................     275,000         9,141,000
   Fiserv, Inc...................................     262,500         8,911,875
   Fluor Corp....................................     350,000         9,800,000
   Masco Corp....................................     350,000         7,367,500
   Ryder Systems, Inc............................     275,000         6,171,000
   United Parcel Service, Inc. Class B...........     200,000        12,616,000
                                                                     ----------
                                                                     54,007,375
INFORMATION TECHNOLOGY: 6.98%
   Dell Computer Corp............................     475,000        12,701,500
   eBay, Inc.....................................     200,000        13,564,000
   EMC Corp. (Mass.).............................     350,000         2,149,000
   Intuit, Inc...................................     350,000        16,422,000
   Microsoft Corp................................     250,000        12,925,000
   Nokia Corp. ADR...............................     450,000         6,975,000
   SAP Aktiengesellschaft ADR....................     375,000         7,312,500
                                                                      ---------
                                                                     72,049,000
                                                                    ------------


                                       11
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                                              Schedule of Investments, continued
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE

   COMMON STOCKS, continued

MATERIALS: 0.08%.................................
   Mykrolis Corp.................................     118,442          $864,627
                                                                    -----------

TELECOMMUNICATION SERVICES: 4.76%................
   America Movil SA ADR   .......................     250,000         3,590,000
   AT&T Corp.....................................      37,296           973,798
   AT&T Wireless Services, Inc...................     600,000         3,390,000
   Bellsouth Corp................................     400,000        10,348,000
   SBC Communications, Inc.......................     400,000        10,844,000
   Telefonos de Mexico, SA ADR
    (representing ordinary shares L).............     200,000         6,396,000
   Vodafone Group PLC ADR........................     750,000        13,590,000
                                                                     ----------
                                                                     49,131,798
                                                                    -----------
UTILITIES: 6.74%
   American Water Works, Inc.....................     100,000         4,548,000
   DPL, Inc......................................     450,000         6,903,000
   KeySpan Corp..................................     500,000        17,620,000
   NiSource, Inc.................................     400,000         8,000,000
   Peoples Energy Corp...........................     600,000        23,190,000
   Philadelphia Suburban Corp....................     225,500         4,645,300
   UGI Corp. ....................................     125,000         4,673,750
                                                                    -----------
                                                                     69,580,050
                                                                    -----------
TOTAL COMMON STOCKS .............................                   612,314,337
                                                                    -----------

   CONVERTIBLE PREFERRED STOCKS: 1.33%..............

CONSUMER STAPLES: 0.39%
   Suiza Foods Corp. Capital Trust II,
    5.500% Convertible Preferred.................      75,000         3,993,675
                                                                    -----------

FINANCIALS: 0.49%
   Equity Residential Properties Trust 7.250%
    Convertible Preferred Series G...............     208,200         5,080,080
                                                                    -----------


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                                              Schedule of Investments, continued
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE

   CONVERTIBLE PREFERRED STOCKS, continued

UTILITIES: 0.45%
  NiSource, Inc., 7.750% Convertible
   Preferred Series B............................     120,000       $ 4,608,000
                                                                    -----------

TOTAL CONVERTIBLE PREFERRED STOCKS...............                    13,681,755
                                                                    -----------

TOTAL STOCKS.....................................                   625,996,092
                                                                    -----------

   BONDS: 26.53%
                                                    PRINCIPAL
   GOVERNMENT AGENCY BONDS: 21.61%                     AMOUNT

Federal Home Loan Bank System: 11.51%
   7.250%, due February 14, 2005.................  $5,000,000         5,036,865
   7.025%, due September 19, 2005................  10,000,000        10,391,750
   5.830%, due January 23, 2006..................  15,000,000        15,033,930
   4.800%, due March 20, 2006....................   5,000,000         5,032,085
   5.700%, due July 25, 2006.....................  10,000,000        10,234,800
   5.625%, due July 26, 2006.....................   7,000,000         7,406,728
   3.610%, due September 25, 2006................   5,000,000         5,078,365
   5.460%, due October 4, 2006...................  10,000,000        10,102,770
   3.500%, due October 10, 2006..................   5,000,000         5,075,560
   5.490%, due January 8, 2007...................   5,000,000         4,993,555
   5.715%, due January 11, 2007..................   5,000,000         5,115,580
   5.150%, due January 29, 2007..................  10,000,000        10,028,670
   5.230%, due March 5, 2007.....................   5,000,000         5,035,170
   5.100%, due March 13, 2007....................   5,000,000         5,038,360
   4.875%, due July 9, 2007......................   5,000,000         5,091,060
   4.050%, due November 13, 2007.................  10,000,000        10,191,260
                                                                    -----------
                                                                    118,886,508
                                                                    -----------

Federal Home Loan Mortgage Corp.: 5.40%
   4.500%, due March 28, 2005....................   5,000,000         5,033,885
   4.625%, due April 11, 2005....................  10,000,000        10,080,540
   3.000%, due December 2, 2005..................   5,000,000         5,048,915
   4.125%, due January 17, 2006..................   5,000,000         5,113,075
   3.220%, due April 10, 2006....................   5,000,000         5,056,575
   5.200%, due February 6, 2007..................  10,000,000        10,036,600


                                       13
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                                              Schedule of Investments, continued
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT             VALUE

   GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Mortgage Corp., continued
   4.125%, due August 28, 2007................... $ 5,000,000       $ 5,086,415
   4.000%, due September 13, 2007................   5,000,000         5,151,260
   4.000%, due October 8, 2008...................   5,000,000         5,061,300
                                                                    -----------
                                                                     55,668,565
                                                                    -----------
Federal National Mortgage Association: 4.70%
   5.375%, due November 17, 2003.................   8,000,000         8,282,200
   4.230%, due March 28, 2005....................  10,000,000        10,071,050
   5.875%, due February 6, 2006..................  10,000,000        10,037,760
   4.375%, due July 3, 2006......................   5,000,000         5,072,370
   5.125%, due February 27, 2007.................   5,000,000         5,030,425
   5.000%, due March 12, 2007....................   5,000,000         5,037,630
   4.000%, due November 14, 2007.................   5,000,000         5,101,680
                                                                    -----------
                                                                     48,633,115
                                                                    -----------
TOTAL GOVERNMENT AGENCY BONDS                                       223,188,188
                                                                    -----------
   CORPORATE BONDS: 4.92%

CONSUMER DISCRETIONARY: 1.01%
   Sears Roebuck Acceptance Corp.
    6.000%, due March 20, 2003...................   5,000,000         5,002,965
   Cox Communications, Inc.
    6.690%, due September 20, 2004...............   5,130,000         5,395,529
                                                                    -----------

                                                                     10,398,494
                                                                    -----------
CONSUMER STAPLES: 2.38%
   Gillette Co. 144A
    3.750%, due December 1, 2004.................   5,000,000         5,166,890
   Kellogg Co.
    4.875%, due October 15, 2005.................   8,505,000         8,970,504
   General Mills, Inc.
    5.125%, due February 15, 2007................   5,000,000         5,317,080
   General Mills, Inc.
    3.875%, due November 30, 2007................   5,000,000         5,055,445
                                                                    -----------
                                                                     24,509,919
                                                                    -----------
FINANCIALS: 0.50%
   American General Finance Corp.
    5.750%, due November 1, 2003.................   5,000,000         5,154,565
                                                                    -----------


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                                              Schedule of Investments, continued
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT             VALUE

   CORPORATE BONDS, continued

HEALTH CARE: 0.50%
   Baxter International, Inc.
     5.250%, due May 1, 2007.....................  $5,000,000    $    5,204,115
                                                                 --------------

TELECOMMUNICATION SERVICES: 0.53%
   Vodafone Airtouch PLC
     7.625%, due February 15, 2005...............   5,000,000         5,515,280
                                                                 --------------

TOTAL CORPORATE BONDS............................                    50,782,373
                                                                 --------------
TOTAL BONDS......................................                   273,970,561
                                                                 --------------

   CERTIFICATES OF DEPOSIT: 0.07%

   South Shore Bank
     1.500%, due April 10, 2003..................     500,000           500,000
   Self Help Credit Union
     1.350%, due May 28, 2003....................     250,000           250,000
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT....................                       750,000
                                                                 --------------

                                                       NUMBER
                                                    OF SHARES
   MONEY MARKET SHARES: 11.70%

   Pax World Money Market Fund - note A.......... 120,776,041       120,776,041
                                                                 --------------
TOTAL INVESTMENTS: 98.92%........................                 1,021,492,694
   Cash and receivables, less
     liabilities: 1.08%..........................                    11,174,324
                                                                 --------------
Net assets: 100%.................................                $1,032,667,018
                                                                 --------------

SEE NOTES TO FINANCIAL STATEMENTS

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                                                            Financial Highlights
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                            Year Ended December 31
                                                 2002      2001      2000      1999      1998
                                              -----------------------------------------------
 Net asset value, beginning
   of year............................         $19.91    $22.41    $23.40    $21.64    $18.52
                                              -----------------------------------------------
 Income (loss) from investment
      operations
   Investment income, net ............           .328      .473      .513      .471      .468
   Realized and unrealized gain
       (loss) on investments, net ....          (2.09)   (2.495)     .781     3.167     4.008
                                              -------   -------    ------    ------    ------
          Total from investment
             operations...............         (1.762)   (2.022)    1.294     3.638     4.476
                                              -------   -------    ------    ------    ------
Less distributions
   Dividends from investment
      income, net.....................           .328      .472      .525      .459      .468
   Distributions from realized gains-               -     1.750     1.410      .880
   Tax return of capital..............              -      .006      .009      .009      .008
                                              -------   -------    ------    ------    ------
      Total distributions.............           .328      .478     2.284     1.878     1.356
                                              -------   -------    ------    ------    ------
 Net asset value, end of year.........         $17.82    $19.91    $22.41    $23.40    $21.64
                                              -------   -------    ------    ------    ------

2.  TOTAL RETURN......................          (8.86%)   (9.09%)    5.66%    17.23%    24.62%

3. RATIOS AND SUPPLEMENTAL DATA

 Ratio of total expenses to average
   net assets (A).....................            .95%      .94%      .96%      .89%      .95%
 Ratio of investment income, net,
   to average net assets .............           1.74%     2.27%     2.14%     2.05%     2.33%
 Portfolio turnover rate..............          36.96%    37.50%    26.49%    21.09%    28.59%
 Net assets, end of year
   ('000,000s)........................         $1,033    $1,161    $1,230    $1,065      $838
 Number of capital shares
   outstanding, end of year ('000s)...         57,947    58,346    54,903    45,499    38,712

(A) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser in 2002.

                                             Statement of Assets and Liabilities
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

ASSETS

Investments, at value - note A (cost - $991,573,213) ......     $1,021,492,694

Cash ......................................................         10,629,552

Receivables
   Dividends and interest .................................          5,364,340
   Reimbursement of expenses from Adviser - note G ........             49,893
                                                                --------------
     Total assets .........................................      1,037,536,479
                                                                --------------

LIABILITIES

Payables
   Capital stock reacquired ...............................          3,780,455
   Withheld foreign dividend tax liability ................             10,515

Accrued expenses
   Investment advisory fee - note B .......................            425,704
   Transfer agent fee .....................................            158,986
   Distribution expenses ..................................            335,767
   Other accrued expenses .................................            158,034
                                                                ---------------
     Total liabilities ....................................          4,869,461
                                                                ---------------

       Net assets (equivalent to $17.82 per share based on
          57,947,375 shares of capital stock outstanding)
             - note E .....................................     $1,032,667,018
                                                                --------------

       Net asset value, offering price and redemption price
          per share ($1,032,667,018 / 57,947,375 shares
          outstanding) ....................................     $        17.82
                                                                --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Statement of Operations
                                                    Year Ended December 31, 2002

PAX WORLD Balanced Fund, Inc.

Investment income
   Income - note A
      Dividends
         Pax World Money Market Fund............   $2,314,757
         Other investments (net of foreign
            withholding taxes of $78,094).......    9,787,357     $  12,102,114
                                                   ----------
      Interest..................................                     16,885,073
                                                                  -------------
               Total income.....................                     28,987,187

Expenses
      Investment advisory fee - note B..........    5,291,965
      Distribution expenses - note D............    2,884,937
      Transfer agent fee........................    1,190,466
      Printing and other shareholder
       communications...........................      479,567
      Custodian fees - note F...................      268,291
      Other.....................................      131,653
      Legal fees and related expenses
         - note B...............................      115,978
      Directors' fees and expenses  - note B....       70,473
      Audit fees................................       65,744
      Registration fees.........................       59,604
      State taxes, net of refund................    (135,582)
                                                   ----------

         Total expenses.........................   10,423,096

         Less: Fees paid indirectly - note F....      (13,631)
                   Expenses assumed by
                      Adviser - notes B and G...     (192,534)
                                                   ----------
              Net expenses......................                     10,216,931
                                                                  -------------

         Investment income, net.................                     18,770,256
                                                                  -------------
Realized and unrealized (loss) on
   investments - notes A and C
      Net realized (loss) on investments........                    (20,840,687)
      Change in unrealized appreciation of
         investments for the year...............                    (99,998,591)
                                                                  -------------

         Net (loss) on investments..............                   (120,839,278)
                                                                  -------------

         Net (decrease) in net assets
            resulting from operations...........                  ($102,069,022)
                                                                  -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

                                                     Year Ended December 31
                                                     2002              2001
                                                     ----              ----
(Decrease) in net assets
  Operations
   Investment income, net......................$   18,770,256      $ 27,000,242
   Net realized gain (loss) on investments.....   (20,840,687)               12
   Change in unrealized appreciation of
      investments..............................   (99,998,591)     (143,182,467)
                                               --------------     -------------
         Net (decrease) in net assets
            resulting from operations..........  (102,069,022)     (116,182,213)
   Net equalization credits - note A...........             -           312,902
   Distributions to shareholders from
      Investment income, net ($.328 and $.472
      per share, respectively) - note A........   (18,764,896)      (27,246,052)
  Capital share transactions - note E..........    (7,903,952)       74,136,447
                                               --------------     -------------
       Net (decrease) in net assets............  (128,737,870)      (68,978,916)
Net assets
   Beginning of year........................... 1,161,404,888     1,230,383,804
                                               --------------    --------------

   End of year (including undistributed
      investment income, net, of
      $35,355 and $29,995, respectively)...... $1,032,667,018    $1,161,404,888
                                               --------------    --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                  Annual Meeting of Shareholders
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 10:45 a.m. on Thursday, June 13, 2002 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each matter are as follows:

(1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

                                                                        BROKER
     NOMINEE:                      FOR:            WITHHELD:          NON-VOTES:
     Carl H. Doerge, Jr.        28,093,933           769,130           709,722
     Thomas W. Grant            27,569,076         1,293,987           709,722
     James M. Large, Jr.        27,896,475           966,588           709,722
     Joy L. Liechty             28,204,347           658,716           709,722
     Laurence A. Shadek         27,520,389         1,342,674           709,722
     Sanford C. Sherman         28,138,656           724,407           709,722
     Nancy S. Taylor            28,155,197           707,866           709,722
     Esther J. Walls            28,136,561           726,502           709,722

     (constituting all of the members of the Board of Directors of the Fund)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2002:

                      For:                          27,593,920
                      Against:                         376,630
                      Abstain:                         892,513
                      Broker Non-Votes:                709,722

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                      For:                          25,887,304
                      Against:                       1,043,430
                      Abstain:                       1,932,329
                      Broker Non-Votes:                709,722

                                                    Portfolio Manager's Comments
                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

                               PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM IN 2002?

A. On a 'relative' basis, our Fund performed well. Unfortunately, this 'relative' performance was still negative as securities markets throughout the world declined. For the U.S. securities markets, it was the third year of decline in a row and the worst performance since the 1929-1932 period. The Pax World Growth Fund's total return of -21.34% for the one-year period ended December 31, 2002 outperformed the Lipper Multi-cap Growth Fund Index total return of -29.82% for the same period.

     The good news is that the economy continues to improve, and we believe we have seen or are about to see the market lows. The basis for our optimism is several fold: massive monetary and fiscal stimulus, a bear market that both in duration and depth has corrected most overvaluations, an undervaluation of equity prices in relationship to interest rates, and visible capitulation by investors anxious to leave the market. We believe, therefore, that the market averages may have bottomed between late July and early October ending the 2000-2002 bear market cycle.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING 2002?

A. Our relative outperformance was enhanced by a strict sell discipline. No matter how much we liked a company, we took losses quickly. Unfortunately, this led to more portfolio turnover than we would have liked, but in a bear market we felt this was our best alternative. During the course of the year we also increased our cash position when we believed it was appropriate and were quick to sell securities that appeared to be losing favor with investors.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING 2002?

A. After several great years in the home building market, we felt that companies related to that industry had just about run their course. We therefore sold our positions in Lowes, Masco, and Washington Mutual. Conversely, the healthcare market remains very attractive to us. New positions were established in Alcon, the world's premier ophthalmic company, Boston Scientific, and WebMD. We also increased our exposure to technology with the purchase of Amazon.com, CheckFree Corp., and Microsoft.

                                                            Portfolio Highlights
                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

                               ANNUAL TOTAL RETURN
                                   HISTORICAL

                                    PAX WORLD              LIPPER MULTI-CAP
                               GROWTH FUND, INC.*          GROWTH FUND INDEX

6-11-1997                           $10,000                     $10,000
1997(1)                              $9,660                     $11,268
1998                                $11,130                     $14,062
1999                                $14,280                     $20,580
2000                                $11,980                     $18,100
2001                                 $9,230                     $13,546
2002                                 $7,261                      $9,507

              Growth of a $10,000 investment, compounded annually.

PAX WORLD GROWTH FUND, INC.*              LIPPER MULTI-CAP GROWTH FUND INDEX**

  -21.34%    1 yr. total return             -29.82%    1 yr. total return
   -5.55%    5 yr.avg. total return          -3.34%    5 yr. avg. total return
   -5.60%    6-11-97 to 12-31-02 avg.        -0.91%    6-11-97 to 12-31-02 avg.
             total return                              total return

The line graph on the above chart for Pax World Growth Fund does not include the initial sales charge that was in effect until November 1, 1999. If the initial sales charge of 2.5% were taken into account, a $10,000 investment would have netted $6,722.

1997 represents a partial year from 6-11-97 (date of Fund inception) to 12-31-1997.

KEY STATISTICS

Change in NAV ($9.23 to $7.26)............................................-$1.97
Change in Total Net Assets ($24.82 to $22.06 million).............-$2.76 million
1 Year Total Return*.....................................................-21.34%
3 Year Average Total Return*.............................................-20.19%
5 Year Average Total Return*..............................................-5.55%
6-11-97 to 12-31-02 Average Total Return*.................................-5.60%

* RATE OF RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL 11-1-1999. THE 5 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS -6.03%. THE AVERAGE TOTAL RETURN FOR THE PERIOD 6-11-1997 TO 12-31-2002 WITH THE INITIAL SALES CHARGE DEDUCTED IS -6.04%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE ONE-YEAR OR THREE-YEAR PERIOD ENDED 12-31-2002. THE ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES, AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

** THE INDEX IS COMPRISED OF MULTI-CAP GROWTH FUNDS SELECTED BY LIPPER AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

TEN LARGEST HOLDINGS

                                                                     PERCENT OF
COMPANY                                                              NET ASSETS

eBay, Inc.................................................................6.15%
United Parcel Service, Inc. Class B.......................................5.72%
Express Scripts, Inc. Class A.............................................5.23%
Whole Foods Market, Inc. .................................................4.78%
Renaissance Re Holdings Ltd. .............................................4.49%
Alcon, Inc................................................................4.47%
Caremark Rx, Inc..........................................................4.42%
Intuit, Inc...............................................................4.25%
Willis Group Holdings Ltd.................................................3.90%
Boston Scientific Corp....................................................3.86%
                                                                         ------

Total....................................................................47.27%
                                                                         ------


ASSET ALLOCATION
(Pie Chart)

US Common Stocks 96%
Cash & Equivalents 4%

SECTOR DIVERSIFICATION
(Pie Chart)

Information Technology 25%
Consumer Staples 7%
Health Care 24%
Energy 6%
Financials 13%
Consumer Discretionary 8%
Cash & Equivalents 4%
Industrials 11%
Materials 2%

                                                         Schedule of Investments
                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE

      COMMON STOCKS: 96.00%

CONSUMER DISCRETIONARY: 7.69%
      Applebee's International, Inc..............      15,000          $347,865
      Coach, Inc.................................      20,000           658,400
      Weight Watchers International, Inc.........      15,000           689,550
                                                                      ---------
                                                                      1,695,815
                                                                      ---------
CONSUMER STAPLES: 7.22%
      Avon Products, Inc.........................      10,000           538,700
      Whole Foods Market, Inc....................      20,000         1,054,600
                                                                      ---------
                                                                      1,593,300
                                                                      ---------
ENERGY: 6.07%
      Equitable Resources, Inc...................      20,000           700,800
      Smith International, Inc...................      10,000           326,200
      Tidewater, Inc.............................      10,000           311,000
                                                                      ---------
                                                                      1,338,000
                                                                      ---------
FINANCIALS: 13.60%
      American International Group, Inc..........      10,000           578,500
      MBNA Corp..................................      30,000           570,600
      Renaissance Re Holdings Ltd................      25,000           990,000
      Willis Group Holdings Ltd..................      30,000           860,100
                                                                      ---------
                                                                      2,999,200
                                                                      ---------
HEALTH CARE: 23.80%
      Alcon, Inc.................................      25,000           986,250
      Amgen, Inc.................................      10,000           483,400
      Anthem, Inc................................      10,000           629,000
      Boston Scientific Corp.....................      20,000           850,400
      Caremark Rx, Inc...........................      60,000           975,000
      Express Scripts, Inc. Class A..............      24,000         1,152,960
      WebMD Corp. ...............................      20,000           171,000
                                                                      ---------
                                                                      5,248,010
                                                                      ---------
INDUSTRIALS: 10.77%
      Corinthian Colleges, Inc...................      20,000           757,200
      Jacobs Engineering Group, Inc..............      10,000           356,000
      United Parcel Service, Inc. Class B........      20,000         1,261,600
                                                                      ---------
                                                                      2,374,800
                                                                      ---------

                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES             VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY: 24.60%
      Amazon.com, Inc............................      35,000          $661,150
      Analog Devices, Inc........................      10,000           238,700
      CheckFree Corp.............................      30,000           480,030
      Cognizant Technology Solutions Corp........       7,000           505,610
      eBay, Inc..................................      20,000         1,356,400
      Internet Security Systems, Inc.............      10,000           183,300
      Intuit, Inc................................      20,000           938,400
      Microsoft Corp.............................      15,000           775,500
      Symbol Technologies, Inc...................      35,000           287,700
                                                                    -----------
                                                                      5,426,790
                                                                    -----------

MATERIALS: 2.25%
      Bemis, Inc.................................      10,000           496,300
                                                                    -----------
TOTAL COMMON STOCKS..............................                    21,172,215
                                                                    -----------
      MONEY MARKET SHARES: 2.83%

      Pax World Money Market Fund - note A.......     624,741           624,741
                                                                    -----------
TOTAL INVESTMENTS: 98.83%........................                    21,796,956
      Cash, receivables and deferred costs
         less liabilities: 1.17%.................                       258,096
                                                                    -----------
Net assets: 100%.................................                   $22,055,052
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.


The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the year in net asset value (based upon average number of shares outstanding)


                                                          Year Ended December 31
                                           2002        2001        2000        1999        1998
                                         ------------------------------------------------------
   Net asset value, beginning
      of year......................      $ 9.23      $11.98      $14.28      $11.13      $ 9.66
                                         ------      ------      ------      ------      ------
   Income (loss) from investment
      operations
   Investment (loss), net..........        (.05)       (.04)       (.02)       (.02)       (.04)
   Realized and unrealized gain
      (loss) on investments, net...       (1.92)      (2.71)      (2.28)       3.17        1.51
                                         ------      ------     -------     -------      ------
         Total from investment
            operations.............       (1.97)      (2.75)      (2.30)       3.15        1.47
                                         ------      ------     -------     -------      ------

Net asset value, end of year.......      $ 7.26      $ 9.23      $11.98     $ 14.28      $11.13
                                         ------      ------      ------     -------      ------

2.  TOTAL RETURN...................      (21.34%)    (22.95%)    (16.11%)     28.30%      15.22%

3.  RATIOS AND SUPPLEMENTAL DATA

 Ratio of total expenses
    to average net assets (A)......        1.52%       1.53%       1.56%       1.58%       1.62%

Ratio of investment (loss), net,
    to average net assets .........        (.78%)      (.48%)      (.14%)      (.29%)      (.61%)

Portfolio turnover rate............      105.86%      54.71%      83.97%      76.40%      96.72%

Net assets, end of year ('000s)....     $22,055     $24,820     $28,523     $22,068     $12,372

Number of capital shares
    outstanding, end of year ('000s)      3,038       2,689       2,382       1,546       1,112

(A) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                             Statement of Assets and Liabilities
                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

ASSETS

Investments, at value - note A (cost - $21,672,953)...............  $ 21,796,956

Cash..............................................................       344,687
Receivables
      Dividends and interest......................................         7,984
                                                                    ------------
        Total assets..............................................    22,149,627
                                                                    ------------
LIABILITIES

Payables
   Capital stock reacquired.......................................        93,864
   Other..........................................................           711
                                                                    ------------
         Total liabilities........................................        94,575
                                                                    ------------

             Net assets (equivalent to $7.26 per share based
                on 3,038,102 shares of capital stock
                outstanding) - note E.............................  $ 22,055,052
                                                                    ------------

             Net asset value and redemption price per share
                ($22,055,052 / 3,038,102 shares
                outstanding)......................................  $       7.26
                                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Statement of Operations
                                                    Year Ended December 31, 2002

PAX WORLD Growth Fund, Inc.


Investment (loss)
   Income - note A
      Dividends
        Pax World Money Market Fund.................$  46,256
        Other investments (net of foreign
           withholding taxes of $570)...............  123,252
                                                    ---------
Total income........................................               $   169,508

   Expenses
      Investment advisory fee - note B..............  233,880
      Transfer agent fee............................  103,157
      Distribution expenses - note D................   56,262
      Legal fees and related expenses - note B......   44,982
      Registration fees - note A....................   43,085
      Audit fees....................................   41,372
      Custodian fees - note F.......................   37,213
      Printing and other shareholder
         communications.............................   33,533
      Directors' fees and expenses - note B.........   26,757
      Amortization of organization costs,
         deferred offering costs and
         deferred registration fees - note A........    6,865
      State taxes...................................    6,081
      Other.........................................    3,198
                                                    ---------
          Total expenses............................  636,385

         Less: Fees paid indirectly - note F........  (3,710)
                   Expenses assumed by
                      Adviser - notes B and G.......(279,328)
                                                    ---------
                   Net expenses.....................                   353,347
                                                                   -----------

         Investment (loss), net.....................                  (183,839)
                                                                   -----------
Realized and unrealized (loss) on
      investments - notes A and C
   Net realized (loss) on investments...............                 (6,623,063)
   Change in unrealized appreciation
      of investments for the year...................                  1,153,606
                                                                   ------------
          Net (loss) on investments.................                 (5,469,457)
                                                                   ------------

          Net (decrease) in net assets
             resulting from operations..............                ($5,653,296)
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

                                                     Year Ended December 31
                                                      2002             2001
                                                  -----------       -----------

(Decrease) in net assets
  Operations
    Investment (loss), net.......................   $(183,839)        $(129,149)
    Net realized (loss) on investments...........  (6,623,063)       (5,398,848)
    Change in unrealized appreciation
      depreciation) of investments...............   1,153,606        (1,464,990)
                                                   ----------       -----------
    Net (decrease) in net assets
      resulting from operations..................  (5,653,296)       (6,992,987)
    Capital share transactions - note E..........   2,888,321         3,289,533
                                                   ----------       -----------
      Net (decrease) in net assets...............  (2,764,975)       (3,703,454)
Net assets
    Beginning of year............................  24,820,027        28,523,481
                                                  -----------       -----------
    End of year (net of accumulated
      investment loss, net: $453,470 and
      $269,631, respectively).................... $22,055,052       $24,820,027
                                                  -----------       -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                  Annual Meeting of Shareholders
                                                               December 31, 2002

PAX WORLD Growth Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 9:45 a.m. on Thursday, June 13, 2002 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each matter are as follows:

(1) To elect a Board of seven Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

          NOMINEE:                           FOR:                WITHHELD:
          Carl H. Doerge, Jr.              1,445,378              45,944
          Thomas W. Grant                  1,443,960              47,361
          James M. Large, Jr.              1,438,018              53,304
          Joy L. Liechty                   1,454,264              37,058
          Laurence A. Shadek               1,442,749              48,572
          Sanford C. Sherman               1,444,312              47,009
          Nancy S. Taylor                  1,452,242              39,079

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2002:

                      For:                           1,422,324
                      Against:                           6,914
                      Abstain:                          62,083
                      Broker Non-Votes:                      0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                      For:                           1,354,116
                      Against:                          21,108
                      Abstain:                         116,096
                      Broker Non-Votes:                      0

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                                       31

                                                    Portfolio Manager's Comments
                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD HIGH YIELD FUND PERFORM IN 2002?

A. The Pax World High Yield Fund's total return of -0.51% outperformed the Lipper High Yield Bond Fund Index total return of -2.41% for the one year period ended December 31, 2002.

     We are also pleased to have ended the three-year period outperforming the Lipper High Yield Bond Fund Index. The average total return for the Fund's three-year period ended December 31, 2002 was 1.54%, whereas the Lipper High Yield Bond Fund Index average total return for the same period was
      -4.46%.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING 2002?

A. We experienced substantial cash inflows measured as a percent of total assets and did not rush to invest them but rather followed our usual investment process. Given our commitment to a conservative bias in the portfolio, we continue to over-weight investments in businesses whose products and services we consider to be essential to their customers, such as health care, food, housing, medical real estate, child care centers, college text books, and vitamins. We look for companies whose managements are focused on keeping debt at reasonable levels even when business conditions are challenging. We also continue to look in the convertible bond market and the investment grade preferred stock and bond markets for "bargains" among under-followed or misunderstood situations, which may be inefficiently priced. All of these factors, which resulted in the Fund holding a more conservative portfolio than the average high-yield fund, contributed to the Fund's 1.9% outperformance of the Lipper High Yield Bond Fund Index in total return for the year 2002.

     Our SEC Yield began the year at 7.84% and ended the year at 6.61%. This gradual decline in yield has mirrored the decline in interest rates during 2002. If interest rates increase, we would expect the SEC Yield of the Fund to increase to some degree, as well. Conversely, should interest rates continue to decline, we would expect the SEC Yield of the Fund to decline. We endeavor to manage the Fund to a consistent level of credit quality in our underlying investments, which may have a greater or lesser yield depending on interest rates and other macroeconomic conditions. During the fourth quarter 2002 rally, bottom tier bonds (troubled companies) outperformed all other sub-sectors of high-yield. We are under-weighted and essentially not involved

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

     in the bottom tier distressed bond category, and therefore did not benefit as much as the average high-yield fund from this fourth quarter rally. However, we believe our overall strategy helped us achieve our higher average annual total return as compared to the Lipper High Yield Bond Fund Index for the three-year period ended December 31, 2002.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING 2002?

A. We sold the last part of our Charter Communications bonds as the cash flow growth we had anticipated for that company did not develop, and asset values of cable companies remain depressed. We also sold SBA Communications as the cellular telephone companies made dramatic reductions in their capital expenditures on towers, which SBA constructs. Our research led us to believe these industry changes would be detrimental to SBA.

     We have used cash flows into the Fund primarily to add to existing positions. New positions include NDC Health Corp., a medical software company that enables pharmacies, physicians, and hospitals to have more efficient delivery and payment systems. We purchased privately held supermarket company Stater Brothers Holdings because we feel it is largely insulated from Wal-Mart related competition, which other supermarkets face, due to Stater's strong position in southern California. We also purchased Hollywood Entertainment, a video rental company, because we believe the entertainment sector will continue to benefit from the escapism consumers seek in slow growth and recessionary periods.

                                                            Portfolio Highlights
                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

                               ANNUAL TOTAL RETURN
                                   HISTORICAL

                               PAX WORLD HIGH               LIPPER HIGH YIELD
                               YIELD FUND, INC.*             BOND FUND INDEX

10-8-1999                          $10,000                      $10,000
19991                               $9,754                      $10,266
2000                                $9,697                       $9,269
2001                               $10,262                       $9,173
2002                               $10,209                       $8,952

              Growth of a $10,000 investment, compounded annually.

PAX WORLD HIGH YIELD FUND, INC.*             LIPPER HIGH YIELD BOND FUND INDEX**

  -0.51%1 yr. total return                   -2.41%  1 yr. total return
   0.65%  10-8-99 to 12-31-02 avg.           -3.38%  10-8-99 to 12-31-02 avg.
          total return                               total return

(1) 1999 represents a partial year from 10-8-1999 (date of Fund inception) to 12-31-1999.

KEY STATISTICS

Change in NAV ($8.50 to $7.89)............................................-$0.61
Change in Total Net Assets ($16.26 to $31.22 million)***..........$14.96 million
Distributions to Shareholders (per share).................................$0.561
30 Day SEC Yield...........................................................6.61%
1 Year Total Return*......................................................-0.51%
3 Year Total Return*.......................................................1.54%
10-8-99 to 12-31-02 Average Total Return*..................................0.65%

* RATE OF RETURN FIGURES DO NOT INCLUDE THE 1% CONTINGENT DEFERRED SALES CHARGE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. THE ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES, AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

** THE INDEX IS COMPRISED OF HIGH YIELD BOND FUNDS SELECTED BY LIPPER AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

*** FROM 1-1-2002 TO 12-31-2002, PAX WORLD MANAGEMENT CORP. (THE ADVISER) DIVESTED $229,166.67, BRINGING THE INCREASE IN TOTAL NET ASSETS DOWN FROM $15.19 TO $14.96 MILLION.

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

TEN LARGEST HOLDINGS

                                                                    PERCENT OF
COMPANY                                                             NET ASSETS

NDC Health Corp., Subordinated Note 144A, 10.5%
   due 12-01-2012                                                         3.22%
Stater Brothers Holdings, 10.75% due 08-15-2006                           2.26%
Toll Corp., Senior Subordinated Note, 8.25%
   due 12-01-2011                                                         1.99%
Saks, Inc., 7.375% due 02-15-2019                                         1.97%
Dean Foods Co., Shelf 1, 6.9% due 10-15-2017                              1.92%
NBTY, Inc., Senior Subordinated Note, Series B,
   8.625% due 09-15-2007                                                  1.83%
Premier Int'l Foods PLC, Senior Note, 12% due 9-01-2009                   1.72%
Tritel PCS, Inc., Senior Subordinated Note, 10.375%
   due 01-15-2011                                                         1.72%
Health Care Property Investors, Inc., 8.6% Preferred Series C             1.71%
EchoStar Communications Corp., 9.125% due 01-15-2009                      1.69%
                                                                        -------

Total....................................................................20.03%
                                                                         ------

ASSET ALLOCATION

US Bonds 75%
Cash & Equivalents 15%
Foreign Bonds 7%
Preferred Stocks 3%

SECTOR DIVERSIFICATION

Consumer Discretionary 35%
Industrials 5%
Consumer Staples 17%
Energy 2%
Telecommunication Services 5%
Cash & Equivalents 15%
Materials 2%
Financials 5%
Health Care 13%
Information Technology 1%

                                                         Schedule of Investments
                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                    OF SHARES           VALUE

   COMMON STOCKS: 0.00%

MATERIALS: 0.00%
   Russell Stanley Holdings, Inc.............           4,000          $     0
                                                                       -------

   PREFERRED STOCKS: 2.67%

FINANCIALS: 2.67%
   Equity Office Properties Trust
     Preferred Series F......................           2,000            50,300
   Health Care Property Investors, Inc.
     8.700% Preferred Series B...............           9,800           248,920
   Health Care Property Investors, Inc.
     8.600% Preferred Series C...............          21,400           535,000
                                                                       --------

TOTAL PREFERRED STOCKS....................                              834,220
                                                                       --------

TOTAL COMMON AND PREFERRED STOCKS.........                              834,220
                                                                       --------
   CORPORATE BONDS: 82.10%
                                                    PRINCIPAL
                                                       AMOUNT
CONSUMER DISCRETIONARY: 34.85%
   Ryland Group, Inc., 8.000%,
     due August 15, 2006.....................       $ 200,000           207,000
   Bally Total Fitness Holding Corp.,
     Senior Subordinated Note, Series D,
     9.875%, due October 15, 2007............         500,000           437,500
   Allbritton Communications Co., Senior
     Subordinated Note, Series B,
     9.750%, due November 30, 2007...........         313,000           325,520
   Nebraska Book Co., 8.750%,
     due February 15, 2008...................         500,000           492,500
   Finlay Fine Jewelry Corp., 8.375%,
     due May 1, 2008.........................          51,000            48,195
   American Business Information, Inc.,
     Senior Subordinated Note, 9.500%,
     due June 15, 2008.......................         250,000           255,000
   Applica, Inc., Senior Subordinated Note,
     10.000%, due July 31, 2008..............         500,000           500,000

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT            VALUE

   CORPORATE BONDS, continued

CONSUMER DISCRETIONARY, continued
   Sonic Automotive, Inc., Senior
     Subordinated Note, Series D,
     11.000%, due August 1, 2008.................    $250,000          $256,250
   Felcore Lodging LP, Senior Note,
     9.500%, due September 15, 2008..............     250,000           256,250
   EchoStar Communications Corp.,
     9.125%, due January 15, 2009................     500,000           528,750
   Simmons Co., Senior Subordinated
     Note, Series B, 10.250%, due
     March 15, 2009..............................     315,000           335,475
   Vail Resorts, Inc., 8.750%, due
     May 15, 2009................................      50,000            51,500
   St. Johns Knits International, Inc.,
      Senior Subordinated Note, 12.500%,
     due July 1, 2009............................     420,000           434,700
   Weight Watchers International, Inc.,
     Senior Subordinated Note, 13.000%,
     due October 1, 2009.........................     440,000           508,200
   Alliance Atlantis Communications, Inc.,
      Senior Subordinated Note, 13.000%,
     due December 15, 2009.......................     250,000           273,750
   Six Flags, Inc., Senior Note, 8.875%,
     due February 1, 2010........................     250,000           236,250
   Collins + Aikman Floorcovering, Senior
     Subordinated Note, 9.750%, due
     February 15, 2010...........................     320,000           321,600
   Russell Corp., Senior Note, 9.250%,
     due May 1, 2010.............................     250,000           268,750
   Hollinger International Publishing, Inc.,
     9.000%, due December 15, 2010...............     250,000           253,438
   Meristar Hospitality Operating
    Partnership, Senior Note 144A,
     9.125%, due January 15, 2011................     250,000           218,750
   KB Home, 9.500%, due
     February 15, 2011...........................     250,000           266,250
   Hollywood Entertainment Corp., 9.625%,
     due March 15, 2011..........................     500,000           512,500

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT            VALUE

   CORPORATE BONDS, continued

CONSUMER DISCRETIONARY, continued
   Saks, Inc., 9.875%, due
     October 1, 2011.............................    $250,000          $262,500
   Toll Corp., Senior Subordinated Note,
     8.250%, due December 1, 2011................     616,000           622,160
   Corus Entertainment, Inc., Senior
     Subordinated Note, 8.750%, due
     March 1, 2012...............................     250,000           265,938
   United Auto Group, Inc., Senior
     Subordinated Note 144A, 9.625%,
     due March 15, 2012..........................     250,000           243,750
   Hovnanian K Enterprises, Inc., Senior
     Note, 8.000%, due April 1, 2012.............     500,000           487,500
   Hovnanian K Enterprises, Inc., Senior
     Subordinated Note, 8.875%, due
     April 1, 2012...............................     250,000           240,000
   Standard Pac Corp., New Senior
     Subordinated Note, 9.250%, due
     April 15, 2012..............................     500,000           485,000
   WCI Communities, Inc., GTD Senior
     Subordinated Note, 9.125%, due
     May 1, 2012.................................     250,000           226,250
   Asbury Automotive Group, Inc., Senior
     Subordinated Note, 9.000%, due
     June 15, 2012...............................     250,000           218,750
   CSC Holdings, Inc., Senior Note,
     7.625%, due July 15, 2018...................     250,000           222,812
   Saks, Inc., 7.375%, due
     February 15, 2019...........................     780,000           616,200
                                                                     ----------
                                                                     10,878,988
                                                                     ----------
CONSUMER STAPLES: 17.14%
   Stater Brothers Holdings, 10.750%,
     due August 15, 2006.........................     693,000           706,860
   B&G Foods, Inc., Senior Subordinated
     Note, 9.625%, due August 1, 2007............     500,000           516,875
   NBTY, Inc., Senior Subordinated
     Note, Series B, 8.625%, due
     September 15, 2007..........................     561,000           572,220

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT            VALUE

   CORPORATE BONDS, continued

CONSUMER STAPLES, continued
   Kindercare Learning Centers, Inc.,
     9.500%, due February 15, 2009...............    $500,000          $487,500
   Premier International Foods PLC,
     Senior Note, 12.000%, due
     September 1, 2009...........................     500,000           537,500
   Ingles Markets, Inc., Senior
     Subordinated Note, 8.875%, due
     December 1, 2011............................     500,000           465,000
   Roundy's Inc., Senior Subordinated
     Note, Series B, 8.875%, due
     June 15, 2012...............................     500,000           492,500
   Del Monte Corp., 144A, 8.625%, due
     December 15, 2012...........................     500,000           512,500
   Dean Foods Co., Shelf 1, 6.900%, due
     October 15, 2017............................     665,000           600,093
   Delhaize America, Inc., 9.000%, due
     April 15, 2031..............................     500,000           461,113
                                                                      ---------
                                                                      5,352,161
                                                                      ---------
ENERGY: 2.47%
   Compagnie Generale de Geophysique,
     Senior Note, 10.625%, due
     November 15, 2007...........................     500,000           442,500
   BRL Universal Equipment, Senior
     Secured Note, 8.875%, due
     February 15, 2008...........................     250,000           261,250
   Amerigas Partners LP,  8.875%,
     due May 20, 2011............................      65,000            67,925
                                                                       --------
                                                                        771,675
                                                                      ---------
FINANCIAL: 2.15%
   iStar Financial, Inc., Senior Note,
    8.750%, due August 15, 2008..................     400,000           426,163
   Western Financial Bank, Subordinated
    Capital Note, 9.625%, due
    May 15, 2012.................................     250,000           243,750
                                                                      ---------
                                                                        669,913
                                                                      ---------

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT            VALUE

   CORPORATE BONDS, continued

HEALTH CARE: 12.63%
   American Health Properties, Inc.,
      7.500%, due January 15, 2007...............     $68,000           $73,044
   Pharmerica, Inc., 8.375%, due
     April 1, 2008...............................     160,000           160,000
   Hanger Orthopedic Group, Inc.,
     Senior Note, 10.375%, due
     February 15, 2009...........................     420,000           436,800
   Concentra Operating Corp., Senior
     Subordinated Note, Series B,
     13.000%, due August 15, 2009................     498,000           505,470
   Alliance Imaging, Inc., 10.375%,
     due April 15, 2011..........................     500,000           490,000
   Insight Health Services Corp., Senior
     Subordinated Note, Series B,
     9.875%, due November 1, 2011................     250,000           241,250
   US Oncology, Inc., Senior Subordinated
     Note, 9.625%, due February 1, 2012..........     250,000           255,000
   Coventry Health Care, Inc.,
     Senior Note, 8.125%, due
     February 15, 2012...........................     250,000           261,250
   Fisher Scientific International, Inc.,
     Senior Subordinated Note, 8.125%,
     due May 1, 2012.............................     250,000           260,000
   Health Care REIT, Inc., 8.000%,
     due September 12, 2012......................     250,000           255,950
   NDC Health Corp., Subordinated
     Note 144A, 10.500%, due
     December 1, 2012............................   1,000,000         1,005,000
                                                                      ---------
                                                                      3,943,764
INDUSTRIALS: 4.96%
   Agco Corp., 8.500%, due
     March 15, 2006..............................     300,000           304,500
   American Achievement Corp., Senior
     Note, Series B, 11.625%, due
     January 1, 2007.............................     250,000           266,563

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT            VALUE

   CORPORATE BONDS, continued

INDUSTRIALS, continued
   Nortek Holdings, Inc., Series B,
     9.125%, due September 1, 2007...............   $  71,000        $   73,130
   Messer Greisheim Holding, 10.375%,
     due June 1, 2011............................     250,000*          280,370
   National Waterworks, Inc., Senior
     Subordinated Note, 10.500%, due
     December 1, 2012............................     250,000           262,187
   Stena AB, Senior Note 144A, 9.625%,
     due December 1, 2012........................     350,000           363,125
                                                                     ----------
                                                                      1,549,875
                                                                     ----------
INFORMATION TECHNOLOGY: 1.00%
   LSI Logic Corp., 4.000%, due
      February 15, 2005..........................     350,000           313,250
                                                                     ----------
MATERIALS: 2.08%
   Paperboard Industries International,
     Inc., Senior Note, 8.375%, due
     September 15, 2007..........................     295,000           287,625
   Russell Stanley Holdings, Inc., Senior
     Subordinated Note 144A, 9.000%,
     due November 30, 2008.......................      29,248            13,893
   Berry Plastics Corp., Senior
     Subordinated Note, 10.750%, due
     July 15, 2012...............................     250,000           267,500
   Millennium America, Inc., 7.625%,
     due November 15, 2026.......................      94,000            78,608
                                                                     ----------
                                                                        647,626
                                                                     ----------
TELECOMMUNICATION SERVICES: 4.82%
   Nextel Communications, Inc., Senior
     Discount Note, 10.650%, due
     September 15, 2007..........................     500,000           480,000
   Nextel Communications, Inc., 12.000%,
     due November 1, 2008........................     250,000           247,500

*Principal amount is in Euros; value is in US dollars as of December 31, 2002.

                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                      AMOUNT            VALUE

   CORPORATE BONDS, continued

TELECOMMUNICATION SERVICES, continued
   Tritel PCS, Inc., Senior Subordinated
      Note, 10.375%, due
      January 15, 2011...........................    $500,000          $537,500
   Panamsat Corp., 144A, 8.500%,
      due February 1, 2012.......................     250,000           240,000
                                                                    -----------
                                                                      1,505,000
                                                                    -----------

TOTAL CORPORATE BONDS                                                25,632,252
                                                                    -----------
   CERTIFICATES OF DEPOSIT: 0.64%

   Shore Bank Pacific, 2.300%, due
     May 6, 2003.................................     100,000           100,000
   Community Capital Bank, 1.570%,
     due June 7, 2003............................     100,000           100,000
                                                                    -----------

TOTAL CERTIFICATES OF DEPOSIT....................                       200,000
                                                                    -----------


   MONEY MARKET SHARES: 16.92%                         NUMBER
                                                    OF SHARES

   Pax World Money Market Fund - note A..........   5,281,447         5,281,447
                                                                    -----------
TOTAL INVESTMENTS: 102.33%.......................                    31,947,919
   Cash and receivables, less
     liabilities: (2.33%)........................                      (728,836)
                                                                    -----------

Net assets: 100%.................................                   $31,219,083
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                               December 31, 2002

PAX WORLD  High Yield Fund, Inc.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the period in net asset value (based upon average number of shares outstanding)

                                                             Period  Ended December 31
                                                   2002           2001        2000      1999(A)

   Net asset value, beginning of period.....     $ 8.50         $ 8.74     $  9.67      $10.00
                                                 ----------------------------------------------
   Income (loss) from investment operations
      Investment income, net................       .561           .750        .878        .093
      Realized and unrealized (loss)
         on investments, net................      (.610)         (.240)      (.930)      (.330)
                                                 ------         ------     -------      ------
         Total from investment operations...      (.049)          .510       (.052)      (.237)
                                                 ------         ------     --------     ------
   Less distributions
      Dividends from investment income, net.       .561           .750        .878        .093
                                                 ------         ------     --------     ------
   Net asset value, end of period...........     $ 7.89         $ 8.50     $  8.74      $ 9.67
                                                 ------         ------     --------     ------

2. TOTAL RETURN.............................       (.51%)         5.82%       (.58%)     (2.46%)

3. RATIOS AND SUPPLEMENTAL DATA

   Ratio of total expenses to average net
      assets (B)(C).........................       1.48%          1.57%        .92%       2.01%

   Ratio of investment income, net, to
      average net assets (B)................       6.96%          8.42%       9.80%       6.40%

   Portfolio turnover rate..................     101.70%        194.33%     119.90%       7.10%

   Net assets, end of period ('000s)........    $31,219        $16,259     $10,340      $2,914

   Number of capital shares outstanding,
      end of period ('000s).................      3,955          1,912       1,183         301

(A) Period from October 13, 1999 (the date investment operations commenced) to December 31, 1999.

(B)   These ratios for the period ended December 31, 1999 have been annualized.

(C) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                             Statement of Assets and Liabilities
                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

ASSETS

Investments, at value - note A (cost - $32,024,711)..........       $31,947,919

Cash.........................................................           203,870

Receivables
   Dividends and interest ...................................           649,416
   Investment securities sold................................           124,458
                                                                    -----------
     Total assets............................................        32,925,663
                                                                    -----------
LIABILITIES

Payables
   Investment securities purchased...........................         1,638,830
   Capital stock reacquired..................................            25,039
   Dividend payable .........................................            42,263
   Other payables............................................               448
                                                                    -----------

      Total liabilities......................................         1,706,580
                                                                    -----------
        Net assets (equivalent to $7.89 per share based
           on 3,955,283 shares of capital stock outstanding)
           - note E..........................................       $31,219,083
                                                                    -----------
         Net asset value, offering price and redemption
           price per share  ($31,219,083 / 3,955,283
           shares outstanding)...............................       $      7.89
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Statement of Operations
                                                    Year Ended December 31, 2002

PAX WORLD High Yield Fund, Inc.

Investment income
   Income - note A
      Dividends
         Pax World Money Market Fund.............  $   27,351
         Other investments.......................      72,043       $    99,394
                                                   ----------

      Interest (net of foreign withholding taxes
         of $3,519)..............................                     1,529,255
      Other income...............................                         9,737
                                                                    -----------
              Total income.......................                     1,638,386

   Expenses
      Investment advisory fee - note B...........     183,233
      Distribution expenses - note D.............      60,879
      Custodian fees - note F....................      40,845
      Legal fees and related expenses - note B...      39,981
      Audit fees.................................      39,583
      Registration fees..........................      36,299
      Printing and other shareholder
         communications..........................      27,236
      Directors' fees and expenses - note B......      16,442
      Transfer agent fee.........................      12,468
      Other......................................       2,559
      State taxes (net of refund)................     (5,225)
                                                   ----------
              Total expenses.....................     454,300

       Less:  Fees paid indirectly - note F......      (2,826)
                  Expenses assumed by Adviser
                     - notes B and G.............    (167,423)
                                                   ----------
                  Net expenses...................                       284,051
                                                                    -----------

       Investment income, net....................                     1,354,335
                                                                    -----------

Realized and unrealized gain (loss) - notes A and C
     Net realized gain (loss) on
        Investment transactions..................  (2,489,305)
        Foreign currency transactions............         111        (2,489,194)
                                                   ----------

   Change in unrealized appreciation
      (depreciation) on
      Investments................................   1,142,368
      Translation of assets in foreign
         currencies..............................        (152)        1,142,216
                                                   ----------       -----------

       Net (loss) on investments and
          foreign currency.......................                    (1,346,978)
                                                                    -----------

       Net increase in net assets resulting from
          operations.............................                        $7,357
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

                       Statement of Changes in Net Assets
                                December 31, 2002

PAX WORLD High Yield Fund, Inc.

                                                     Year Ended December 31
                                                      2002             2001
                                                  -----------       ----------

Increase in net assets
   Operations
      Investment income, net..................... $ 1,354,335       $ 1,169,453
      Net realized (loss) .......................  (2,489,194)         (269,531)
      Change in unrealized appreciation
         (depreciation) .........................   1,142,216          (329,014)
                                                  -----------       -----------
         Net increase in net assets
         resulting from operations...............       7,357           570,908
   Distributions to shareholders from
      investment income, net (aggregate
      of $.561 and $.750, respectively)..........  (1,354,335)       (1,169,453)
   Capital share transactions - note E...........  16,307,052         6,517,064
                                                  -----------       -----------
            Net increase in net assets...........  14,960,074         5,918,519
Net assets
   Beginning of year.............................  16,259,009        10,340,490
                                                  -----------       -----------

   End of year................................... $31,219,083       $16,259,009
                                                  -----------       -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                  Annual Meeting of Shareholders
                                                               December 31, 2002

PAX WORLD High Yield Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 12:00 p.m. on Thursday, June 13, 2002 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each matter are as follows:

(1) To elect five members to the Board of Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

            NOMINEE:                        FOR:                 WITHHELD:
            Carl H. Doerge, Jr.           1,599,034               12,375
            Thomas W. Grant               1,598,740               12,668
            James M. Large, Jr.           1,599,636               11,773
            Laurence A. Shadek            1,599,238               12,171
            Esther J. Walls               1,599,900               11,509

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2002:

                      For:                           1,587,121
                      Against:                           3,416
                      Abstain:                          20,870
                      Broker Non-Votes:                      0


(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                      For:                           1,417,604
                      Against:                         153,854
                      Abstain:                          39,950
                      Broker Non-Votes:                      0

                                    This page
                                  intentionally
                                   left blank.

                                                   Notes to Financial Statements
                                                               December 31, 2002

PAX WORLD Balanced Fund, Inc.
PAX WORLD Growth Fund, Inc.
PAX WORLD High Yield Fund, Inc.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended.

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of Pax World Management Corp., the Fund's adviser (the "Adviser"), of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions.

                                                               December 31, 2002


VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to December 31, 2002 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any.

The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date. Net (premium amortization) discount accretion for 2002 and 2001 was $319,940 and $284,243, respectively, for the Balanced Fund and $(30,108) and $42,779, respectively, for the High Yield Fund. The Growth Fund did not hold any bonds during 2002 or 2001.

REPURCHASE AGREEMENTS

The Growth and High Yield Funds may enter into repurchase agreements. The repurchase date of any agreement is usually within a day or two of the original purchase, although it may extend over a number of months. Any outstanding repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase

                                                               December 31, 2002


are less than the repurchase price, the Growth and High Yield Funds will suffer a loss. The Growth and High Yield Funds have not experienced any such losses and neither had any repurchase agreements outstanding at December 31, 2002.

FEDERAL INCOME TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income tax provision is required.

The Balanced, Growth and High Yield Funds have accumulated capital losses of $20,842,493, $12,021,201 and $2,756,989, respectively, which represent net capital loss carryovers and may be used to offset future net realized capital gains for Federal income tax purposes. The capital loss carryovers expire in 2010 for the Balanced Fund, in 2009 and 2010 for the Growth Fund and in 2009 and 2010 for the High Yield Fund.

EQUALIZATION - BALANCED FUND

The Balanced Fund previously used the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, was credited or charged to undistributed income. As a result, undistributed net investment income per share was unaffected by sales or redemptions of capital shares. The Growth and High Yield Funds do not use equalization. Effective January 1, 2002, the Balanced Fund discontinued the use of equalization.

Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

Any distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Growth Fund made no distributions in either 2002 or 2001 because (1) there were net investment losses for both years and (2) there were net realized capital losses for both years.

Distributions of High Yield Fund investment income are accrued daily (based upon each day's investment income, net) and are paid monthly on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption. The High Yield Fund made no distributions of capital gains in either 2002 or 2001 because of net realized capital losses for both years.

                                                               December 31, 2002


ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ORGANIZATION COSTS - GROWTH FUND

Costs incurred in connection with the organization of the Growth Fund ($5,000) were paid by the Adviser. These costs were capitalized by the Growth Fund and amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced, through June 30, 2002; a corresponding payable to the Adviser was recorded by the Growth Fund. Amortization expense of $500 for the year ended December 31, 2002 is included on the statement of operations. Reference is made to note G.

DEFERRED OFFERING COSTS - GROWTH FUND

Costs incurred in connection with the initial offering of the Growth Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Growth Fund and amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced, through June 30, 2002; a corresponding payable to the Adviser was recorded by the Growth Fund. Amortization expense of $4,213 for the year ended December 31, 2002 is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES - GROWTH FUND

Initial state registration fees incurred by the Growth Fund were paid by the Adviser. The portion of the fees incurred for the initial registration of the Growth Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring annual fee, was capitalized by the Growth Fund and amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced, through June 30, 2002; a corresponding payable to the Adviser was recorded by the Growth Fund. Amortization expense of $2,152 for the year ended December 31, 2002 is included on the statement of operations. Reference is made to note G. All recurring, annual registration fees are included on the Growth Fund's statement of operations.

                                                               December 31, 2002


FOREIGN CURRENCY TRANSACTIONS

All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Advisory Agreements ("Agreements") between each of the three Funds and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. The Agreement with the Balanced Fund provides for payment by the Balanced Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Agreements with the Growth Fund and the High Yield Fund provide that in the event that the average net assets of each of the Funds are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each of the three Funds to be necessary or desirable and proper for the continuous operations of the Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of each of the Funds per

                                                               December 31, 2002


annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' Custodian and Transfer Agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. No expense reimbursement was required for either 2002 or 2001 for the Balanced Fund. For the Growth Fund, the Adviser was required to supply and assume a total of $223,797 and $193,271, respectively, for such services for 2002 and 2001; additionally, the Adviser assumed, on a voluntary basis, expenses of $55,531 and $65,819, respectively, for 2002 and 2001. For the High Yield Fund, the Adviser was required to supply and assume a total of $136,349 and $156,749 for such services for 2002 and 2001, respectively; additionally, the Adviser assumed, on a voluntary basis, expenses of $31,074 and $76,387 for 2002 and 2001, respectively. Reference is made to note G.

The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of their Audit Committees.

Two officers of the Balanced Fund, who are also directors of the Balanced Fund, are also officers and directors of the Adviser. Two other officers of the Balanced Fund, who are not directors of the Balanced Fund, are also officers of the Adviser.

Two officers of the Growth Fund, who are also directors of the Growth Fund, are also officers and directors of the Adviser. Another officer of the Growth Fund, who is not a director of the Growth Fund, is also an officer and director of the Adviser. Two other officers of the Growth Fund, who are not directors of the Growth Fund, are also officers of the Adviser.

Two officers of the High Yield Fund, who are also directors of the High Yield Fund, are also officers and directors of the Adviser. An officer of the High Yield Fund, who is not a director of the High Yield Fund, is an officer and director of the Adviser. Two other officers of the High Yield Fund, who are not directors of the High Yield Fund, are also officers of the Adviser.

                                                               December 31, 2002


During 2002, the Funds incurred legal fees and related expenses listed below with Kurzman Karelsen & Frank, LLP, general counsel for the Funds. Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three Funds:

                     FUND                            AMOUNT
                     ----                            ------

                     Balanced                      $115,978
                     Growth                          44,982
                     High Yield                      39,981

Substantially all of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the three Funds utilize to execute security transactions. Brokerage commissions paid to this firm during 2002 and 2001 are as follows:

                              2002                                2001
                              ----                                ----

                                    % OF TOTAL                     % OF TOTAL
 FUND                 AMOUNT       COMMISSIONS         AMOUNT     COMMISSIONS
 ----                 ------       -----------         ------     -----------
Balanced            $196,212           31.6%         $318,150            32.7%
Growth                43,773           50.2%           38,919            76.7%
High Yield             2,506            1.2%            9,039             5.1%

NOTE C - INVESTMENTS

Purchases and proceeds from sales of investments for the three Funds for 2002 are as follows:

                         PURCHASES                                 PROCEEDS
                         ---------                                 --------

                                     U.S.                             U.S.
                                 Government                       Government
 FUND          INVESTMENTS*     AGENCY BONDS      INVESTMENTS*    AGENCY BONDS
 ----          ------------     ------------      ------------    ------------

Balanced      $201,338,230      $149,848,394      $148,580,717   $197,400,000
Growth          28,730,079                 -        23,893,912              -
High Yield      31,036,027                 -        17,628,397              -

*excluding short-term investments (primarily Pax World Money Market Fund) and U.S. Government agency bonds

Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain
(loss) for 2002 for the three Funds would have been approximately the same.

For Federal income tax purposes, the identified cost of investments owned at December 31, 2002 as well as the gross unrealized appreciation and depreciation of investments,

                                                               December 31, 2002


and resulting net unrealized appreciation (depreciation) as of December 31, 2002 were as follows for the three Funds:

                 Identified
                   cost of                                              Net
                 investments         Gross            Gross         unrealized
                 for Federal      unrealized       unrealized      appreciation
FUND          INCOME TAX BASIS   APPRECIATION     DEPRECIATION    (DEPRECIATION)
----          ----------------   ------------     ------------    --------------

Balanced        $991,573,213     $110,212,057      $80,292,576      $29,919,481
Growth            21,672,953          869,366          745,363          124,003
High Yield        32,024,711          430,748          507,540          (76,792)


NOTE D - DISTRIBUTION EXPENSES

Each fund maintains a distribution expense plan or plans (individually, a "Plan"; collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which such Fund incurs the expenses of distributing its shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to (A) twenty-five hundredths of one percent (.25%) of its average daily net assets with respect to the Balanced Fund, (B) thirty-five hundredths of one percent (.35%) per annum of its average daily net assets with respect to the Growth Fund and the High Yield Fund. For the Balanced Fund, the Adviser was required to supply and assume a total of $192,534 under the Plan for 2002.

Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

                                                               December 31, 2002


NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock for the three funds were as follows:

BALANCED FUND

                                            YEAR ENDED DECEMBER 31
                                            ----------------------
                                    2002                              2001
                                    ----                              ----
                           SHARES         DOLLARS            SHARES           DOLLARS
                           ------         -------            ------           -------
Shares sold.........     35,109,651     $651,265,006        11,203,804     $233,654,175
Shares issued in
   reinvestment of
   distributions....        971,902       17,531,495         1,238,598       25,268,710
                         ----------      -----------       -----------      -----------
                         36,081,553      668,796,501        12,442,402      258,922,885
Shares
  redeemed..........    (36,480,224)    (676,700,453)       (8,999,243)    (184,786,438)
                        -----------     ------------       -----------     ------------
Net increase
  (decrease)........       (398,671)     $(7,903,952)        3,443,159     $ 74,136,447
                          ----------     ------------      -----------     ------------

The components of net assets of the Balanced Fund at December 31, 2002, are as follows:

      Paid-in capital (75,000,000 shares of $1 par
         value authorized)..................................      $1,023,554,675
      Undistributed investment income, net..................              35,355
      Accumulated capital (loss) ...........................        (20,842,493)
      Net unrealized appreciation of investments............          29,919,48
                                                                  -------------

      Net assets............................................      $1,032,667,018
                                                                  --------------


GROWTH FUND

                                            YEAR ENDED DECEMBER 31
                                            ----------------------
                                    2002                               2001
                                    ----                               ----
                           SHARES           DOLLARS           SHARES           DOLLARS
                           ------         -------            ------           -------
Shares sold.........      2,225,836      $19,305,346        1,338,814      $13,333,805

Shares
  redeemed..........     (1,877,173)     (16,417,025)      (1,031,253)     (10,044,272)
                         ----------      ------------      ----------      -----------

Net increase........        348,663      $ 2,888,321          307,561      $ 3,289,533
                         ----------      ------------      ----------      -----------

                                                               December 31, 2002


The components of net assets of the Growth Fund at December 31, 2002, are as follows:

      Paid-in capital (25,000,000 shares of $1 par
         value authorized)...................................       $34,405,720
      Accumulated net investment (loss)......................          (453,470)
      Accumulated capital (loss).............................       (12,021,201)
      Net unrealized appreciation of investments.............           124,003
                                                             ------------------

      Net assets.............................................       $22,055,052
                                                             ------------------

HIGH YIELD FUND

                                             Year Ended December 31
                                      2002                            2001
                             SHARES         DOLLARS            SHARES       DOLLARS
                             ------         -------            ------       -------
Shares sold.........       5,469,989     $ 43,457,757         2,548,195      $22,486,295
Shares issued in
 reinvestment of
 distributions......         132,502        1,068,028            78,983          694,706
                             -------     ------------        ----------      -----------
.....................       5,602,491       44,525,785         2,627,178       23,181,001
Shares
 redeemed...........      (3,559,018)     (28,218,733)       (1,898,314)     (16,663,937)
                         -----------     ------------        ----------      -----------

Net increase........       2,043,473     $ 16,307,052           728,864      $ 6,517,064
                         -----------     -----------         ----------      -----------

The components of net assets of the High Yield Fund at December 31, 2002, are as follows:

      Paid-in capital (25,000,000 shares of $1 par
        value authorized).....................................       $34,052,801
      Accumulated capital (loss)..............................        (2,756,989)
      Net unrealized (depreciation) of investments............           (76,792)
      Net unrealized appreciation on interest
         receivable in a foreign currency.....................                63
                                                                     -----------

      Net assets..............................................       $31,219,083
                                                                     -----------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

State Street Bank and Trust Company is the custodian bank for each of the three Fund's assets. The custodian fees charged by the bank are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash

                                                               December 31, 2002


balances maintained at the bank. If the Funds did not have such offset arrangements, they could have invested the amounts of the offset in income-producing assets.

NOTE G - EXPENSES ASSUMED BY ADVISER

BALANCED FUND

The Adviser has assumed certain expenses incurred by the Balanced Fund, in accordance with the Distribution Expense Plan (note D), as follows:

      Expenses assumed by the Adviser in accordance with
        the Distribution Expense Plan...............................    $192,534

The expenses assumed in accordance with the Plan had the effect of reducing the ratio of net expenses of the Balanced Fund to average net assets from .97% to ..95% for 2002. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is .95% for 2002.)

Reference is made to notes A and D.

GROWTH FUND

The Adviser has assumed certain expenses incurred by the Growth Fund, some in accordance with the Advisory Agreement (note B) and has assumed others on a voluntary basis as follows:

      Expenses assumed by the Adviser in accordance with
        the Advisory Agreement, including amortization
        of the organization costs for the period ($500).............    $223,797

      Expenses assumed by the Adviser on a voluntary basis
         Recurring registration fees................................      43,085
         State taxes ...............................................       6,081
         Amortization of deferred offering costs....................       4,213
         Amortization of deferred registration fees.............           2,152
                                                                        --------

      Total expenses of the Growth Fund assumed
         by the Adviser.............................................    $279,328
                                                                        --------

                                                               December 31, 2002


The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the Growth Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.69% to 1.50% for 2002. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.52% for 2002.)

Reference is made to notes A and B.

HIGH YIELD FUND

The Adviser has assumed certain expenses incurred by the High Yield Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

      Expenses assumed by the Adviser in accordance
         with the Advisory Agreement................................   $136,349

      Expenses assumed by the Adviser on a voluntary basis
         Registration fees .........................................     36,299
         State taxes................................................     (5,225)
                                                                       --------
      Total expenses of the High Yield Fund
         assumed by the Adviser.....................................   $167,423
                                                                       --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the High Yield Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.32% to 1.46% for 2002. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.48% for 2002.)

Reference is made to notes A and B.

                                                    Independent Auditors' Report
                                                               December 31, 2002


                                                   PANNELL KERR FORSTER PC
                                                   Certified Public Accountants
                                                   75 Federal Street
                                                   Boston, MA 02110
                                                   Tel: (617) 753-9985
                                                   Fax: (617) 753-9986


Boards of Directors and Shareholders
Pax World Balanced Fund, Inc.
Pax World Growth Fund, Inc.
Pax World High Yield Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. at December 31, 2002, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Pannell Kerr Forster, P.C.

January 17, 2003

                                    This page
                                  intentionally
                                   left blank.

                                              Management Information (unaudited)
                                                               December 31, 2002

MANAGEMENT INFORMATION

The Funds' officers are responsible for the day-to-day operations of the Funds. The Funds' Boards of Directors oversee Pax World Management Corp., the Funds' Adviser, and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Funds' Adviser, and/or H. G. Wellington & Co., Inc., the Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions. The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Funds' investment adviser or distributor. None of the directors or officers of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. The aggregate remuneration paid by each Fund during the calendar year 2002 to: (i) all directors and all members of any advisory board for regular compensation; (ii) each director and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or director of the Fund is an affiliated person is as follows: Pax World Balanced Fund, Inc., $62,000; Pax World Growth Fund, Inc., $26,400; and Pax World High Yield Fund, Inc., $16,400.

INTERESTED DIRECTORS AND OFFICERS

------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)     PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN
                              AND LENGTH            DURING PAST 5 YEARS AND        FUND COMPLEX
                              OF TIME               OTHER DIRECTORSHIPS HELD BY    OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED                DIRECTOR OR OFFICER            DIRECTOR
------------------------------------------------------------------------------------------------
Thomas W. Grant               Vice Chairman         Mr. Grant is the Vice                 3
14 Wall Street                of the Board          Chairman of the Board
New York, NY  10005;          of Directors          and President of  Pax
(61) (2; 3; and 4)            and                   World Balanced Fund,
                              President -           Inc. (1996-present), the
                              Pax World Balanced    President of Pax
                              Fund, Inc.            World Growth Fund, Inc.
                              (1996-                (1997-present), Pax
                              present);             World High Yield Fund, Inc.
                                                    (1998-present),

------------------------------------------------------------------------------------------------

                                                    Management Information (unaudited), continued
                                                                                December 31, 2002
-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)     PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN
                              AND LENGTH            DURING PAST 5 YEARS AND        FUND COMPLEX
                              OF TIME               OTHER DIRECTORSHIPS HELD BY    OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED                DIRECTOR OR OFFICER            DIRECTOR
-------------------------------------------------------------------------------------------------
                              President;            Pax World Money Market Fund,
                              Director -            Inc. (1998-
                              Pax World             present), Pax World
                              Growth                Management Corp.
                              Fund, Inc.            (1996-present), and H. G.
                              (1997-                Wellington & Co., Inc.
                              present); and         (1991-present).  Mr.
                                                    Grant has been associated
                              President;            with H. G. Wellington & Co.,
                              Director -            Inc. since 1991 and served
                              Pax World             previously with the firm of
                              High Yield            Fahnestock & Co. for
                              Fund, Inc.            twenty-six years as a
                              (1999-                partner, managing
                              present).             director and senior
                                                    officer. His duties
                                                    encompassed branch office
                                                    management, corporate
                                                    finance, syndications and
                                                    municipal and corporate
                                                    bonds. Mr. Grant is a
                                                    graduate of the University
                                                    of North Carolina (BA).
-------------------------------------------------------------------------------------------------

James M. Shadek               Treasurer -           Mr. Shadek is a Senior              N/A
14 Wall Street                Pax World             Vice President for Social
New York, NY 10005;           Growth                Research of Pax World
(50)                          Fund, Inc.            Management Corp.
                              (1997-                (1996-present) and an
                              present); and         Account Executive with H.G.
                                                    Wellington & Co., Inc.
                              Treasurer -           (1986-present).  Mr. Shadek,
                              Pax World             together with members of his
                              High Yield            family, owns substantially
                              Fund, Inc.            all of the outstanding shares
                              (1999-present).       of capital stock of Pax World
                                                    Management Corp. and a 25.07%
                                                    interest in H.G. Wellington &
                                                    Co., Inc.
-------------------------------------------------------------------------------------------------

                                                    Management Information (unaudited), continued
                                                                                December 31, 2002
-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
-------------------------------------------------------------------------------------------------
Laurence A. Shadek            Chairman of          Mr. Shadek is the                       3
14 Wall Street                the Board of         Chairman of the Board
New York, NY  10005;          Directors;           of Directors of  Pax
(53) (2; 3; and 4)            Director -           World Balanced Fund
                              Pax World Balanced   (1996-present), Pax
                              Fund, Inc.           World Growth Fund, Inc.
                              (1996-               (1997-present), and
                              present);            Pax World High Yield
                                                   Fund, Inc. (1999-present),
                              Chairman of          an Executive Vice
                              the Board of         President of Pax
                              Directors;           World Money Market
                              Director -           Fund, Inc. (1998-present),
                              Pax World Growth     the Chairman of the
                              Fund, Inc.           Board of Pax World Management
                              (1997-               Corp. (1996-present), and an
                              present); and        Executive Vice-President
                                                   of H. G. Wellington &
                              Chairman of          Co., Inc. (1986-present).
                              the Board of         Mr. Shadek, together with
                              Directors;           members of his family,
                              Director -           owns substantially all of
                              Pax World            the outstanding shares of
                              High Yield           capital stock of Pax
                              Fund, Inc.           World Management
                              (1999-               Corp. and a 25.07%
                              present).            interest in H. G.
                                                   Wellington & Co., Inc.
                                                   Mr. Shadek has been
                                                   associated with H. G.
                                                   Wellington & Co., Inc.
                                                   since March 1986 and was
                                                   previously associated with
                                                   Stillman, Maynard & Co.,
                                                   where he was a general
                                                   partner.  Mr. Shadek's
                                                   investment experience
                                                   includes twelve years as a
                                                   limited partner and
                                                   Account Executive with
                                                   the firm Moore & Schley.

-------------------------------------------------------------------------------------------------

                                                    Management Information (unaudited), continued
                                                                                December 31, 2002

-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
-------------------------------------------------------------------------------------------------
                                                   Mr. Shadek is a graduate of
                                                   Franklin & Marshall College
                                                   (BA) and New York University,
                                                   School of Graduate Business
                                                   Administration (MBA). Mr.
                                                   Shadek is a member of the
                                                   Board of Trustees of Franklin
                                                   & Marshall College.

-------------------------------------------------------------------------------------------------


DISINTERESTED DIRECTORS AND OFFICERS

-------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr.           Director -           Mr. Doerge has been a private            3
867 Remsen Lane               Pax World Balanced   investor since
Oyster Bay, NY 11771; (64)    Fund, Inc.           1995. Prior to that, Mr.
(5; 6; and 7)                 (1998-               Doerge was Executive
                              present);            Vice President and
                                                   Managing Director of
                              Director -           Smith Barney for
                              Pax World Growth     approximately twenty-
                              Fund, Inc.           four years.  Mr. Doerge is
                              (1997-               a member of the Board
                              present); and        of Trustees, the Deputy Mayor
                                                   and the Police Commissioner
                              Director -           of the
                              Pax World            Village of Upper
                              High Yield           Brookville, New York.
                              Fund, Inc.           Mr. Doerge is also a
                              (1999-               member of the Board of
                              present).            Directors and the
                                                   Chairman of the Investment
                                                   Committee of St. Johnland
                                                   Nursing Home located in Kings
                                                   Park, New York.
-------------------------------------------------------------------------------------------------

                                                     Management Information (unaudited), continued
                                                                                 December 31, 2002

-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
-------------------------------------------------------------------------------------------------
Anita D. Green                Co-Treasurer - Pax   Ms. Green serves as the                N/A
c/o Pax World Management      World Balanced       Director of Social
Corp.                         Fund, Inc.           Research and Corporate
222 State Street              (1998-present);      Activity for the Pax World
Portsmouth, NH                                     Funds and Pax World
03801-3853;                   Assistant            Management Corp.
(38)                          Treasurer  -         (1996-present) and was
                              Pax World Growth     the Manager - Shareholder
                              Fund, Inc.           Services for the Pax
                              (1997-               World Funds and Pax World
                              present); and        Management Corp.
                                                   (1990-2000). Ms.
                              Assistant            Green is also a Co-
                              Treasurer -          Treasurer of Pax World
                              Pax World            Management Corp.
                              High Yield           (1998-present).  Ms.
                              Fund, Inc.           Green is a member of the
                              (1999-               Board of Directors of the
                              present).            Social Investment Forum
                                                   (SIF), the steering committee
                                                   of the SIF International
                                                   Working Group, and the
                                                   advisory committee of the
                                                   Shareholder Action Network.

-------------------------------------------------------------------------------------------------

Michelle L. Guilmette         Assistant            Ms. Guilmette is the                   N/A
c/o Pax World Management      Treasurer            Broker/Dealer Representative
Corp.                         (1997-               for the Pax World Funds
222 State Street              present) and         and Pax World Management
Portsmouth, NH                Assistant            Corp. (1999-present) and
03801-3853;                   Secretary            was a Shareholder Services
(29)                          (1999-               Representative for the
                              present) -           Pax World Funds and Pax World
                              Pax World            Management Corp. (1992-1999).
                              Balanced Fund, Inc.;

                              Assistant
                              Secretary -
-------------------------------------------------------------------------------------------------

                                                    Management Information (unaudited), continued
                                                                                December 31, 2002

-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
-------------------------------------------------------------------------------------------------
                              Pax World Growth
                              Fund, Inc.
                              (1999-
                              present); and

                              Assistant
                              Secretary -
                              Pax World
                              High Yield
                              Fund, Inc.
                              (2000-
                              present).

-------------------------------------------------------------------------------------------------

James M. Large, Jr.           Director -           Mr. Large is the Chairman               3
c/o Dime Bancorp,             Pax World Balanced   Emeritus of Dime
Inc.                          Fund                 Bancorp, Inc. (1998-
589 Fifth Avenue              (2001-present);      present).  Prior to that,
New York, NY                                       Mr. Large was the
10017;                        Director -           Chairman (1995-1997)
(70) (5; 6; and 7)            Pax World Growth     and Chief Executive
                              Fund, Inc.           Officer (1995-1996) of
                              (2001-               Dime Bancorp, Inc. and
                              present); and        the Chairman and Chief
                                                   Executive Officer of
                              Director -           Anchor Savings Bank / Anchor
                              Pax World            Bancorp (1989-1995).
                              High Yield
                              Fund, Inc.
                              (1999-
                              present).

-------------------------------------------------------------------------------------------------

Joy L. Liechty                Director -           Ms. Liechty is a Client and             2
1403 Ashton Court             Pax World Balanced   Sales Advocate and sales
Goshen, IN  46526;            Fund                 conference planner with
(49)                          (1991-present); and  the Mennonite Mutual
                                                   Aid (MMA) Association, a
                                                   faith-based socially

-------------------------------------------------------------------------------------------------

                                                    Management Information (unaudited), continued
                                                                                December 31, 2002

-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
-------------------------------------------------------------------------------------------------
                              Director -           responsible investing
                              Pax World Growth     financial services and
                              Fund,                insurance institution located
                              Inc.                 in Goshen, Indiana.  Ms.
                              (1997-present).      Liechty has been associated
                                                   with that organization since
                                                   1976, serving as the Manager
                                                   of Client Services from 1980
                                                   to 1989, and in her current
                                                   role since 1989.

-------------------------------------------------------------------------------------------------

Sanford C. Sherman            Director - Pax       Mr. Sherman is a Trustee                2
91 Hillside Drive             World Balanced       of the Piscataqua Savings
Portsmouth, NH  03801;        Fund, Inc.           Bank, Portsmouth, New
(65) (5; and 6)               (1992-present); and  Hampshire (1972-
                                                   present) and the Chairman
                              Director - Pax       of the Piscataqua Savings
                              World Growth Fund,   Bank Trust Committee
                              Inc.                 (1997-present).  Mr.
                              (1999-present).      Sherman was the Chief
                                                   Executive Officer until
                                                   December 31, 2000, and was
                                                   the President and Chief
                                                   Executive Officer until
                                                   December 31, 1999, of the
                                                   Piscataqua Savings Bank -
                                                   positions he held since April
                                                   1981. For 21 years prior
                                                   thereto, Mr. Sherman held
                                                   various other positions with
                                                   the bank, including Vice
                                                   President and Treasurer. Mr.
                                                   Sherman is also the Vice
                                                   Chairman of the Portsmouth
                                                   Regional Hospital Board of
                                                   Trustees (1997-present).


-------------------------------------------------------------------------------------------------



                                                    Management Information (unaudited), continued
                                                                                December 31, 2002

-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
-------------------------------------------------------------------------------------------------
Janet Lawton Spates           Co-Treasurer - Pax   Ms. Spates is the Chief                N/A
c/o Pax World Management      World Balanced       Financial Officer for the
Corp.                         Fund, Inc.           Pax World Funds and Pax World
222 State Street              (1998-               Management
Portsmouth, NH 03801-3853;    present);            Corp. (1992-present).
(32)                                               Ms. Spates is also a
                              Assistant            Co-Treasurer of Pax World
                              Treasurer -          Management Corp.
                              Pax World Growth     (1998-present).
                              Fund, Inc.
                              (1997-
                              present); and

                              Assistant
                              Treasurer -
                              Pax World
                              High Yield
                              Fund, Inc.
                              (1999-
                              present).

-------------------------------------------------------------------------------------------------

Nancy S. Taylor               Director -           Dr. Taylor is the President             2
600 Salem End Road            Pax World Balanced   and a Minister of the
Framingham, MA 01702;         Fund, Inc.           Massachusetts Conference
(47)                          (1997-               of the United Church
                              present); and        of Christ (2001-present).
                                                   Dr. Taylor previously
                              Director -           served as a Senior Minister
                              Pax World Growth     with the First Congregational
                              Fund, Inc.           Church in Boise, Idaho
                              (1997-               and has been associated
                              present).            with that organization
                                                   since 1992.  Prior to that,
                                                   Dr. Taylor was an
                                                   Associate Minister with
                                                   the Immanuel Congregational
                                                   Church in Hartford,
                                                   Connecticut for approximately
                                                   five years.

-------------------------------------------------------------------------------------------------


                                                    Management Information (unaudited), continued
                                                                                December 31, 2002

-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
------------------------------------------------------------------------------------------------
                                                   Dr. Taylor was a co-founder
                                                   of Idaho Voices of Faith for
                                                   Human Rights, Inc. and of the
                                                   Idaho Human Rights Education
                                                   Center, and served as a
                                                   director of the Ada County
                                                   Human Rights Task Force
                                                   (1994-2001) and the High
                                                   Horizon Housing Corporation
                                                   (1992-2001). Dr. Taylor also
                                                   is a member of the Board of
                                                   Directors of the Andover
                                                   Newton Theological School
                                                   (2002-present) and of the
                                                   Massachusetts Congregational
                                                   Fund (2002-present).

-------------------------------------------------------------------------------------------------

Lee D. Unterman               Secretary -          Mr. Unterman is a                       N/A
c/o Kurzman                   Pax World Balanced   Partner with the law firm
Karelsen & Frank              Fund, Inc.           of Kurzman Karelsen & Frank,
LLP                           (1997-               LLP, New York, NY
230 Park Avenue               present);            (2000-present) and was a
New York, NY 10169;                                Partner with the law firms
(52)                          Secretary -          of Bresler Goodman &
                              Pax World Growth     Unterman, LLP (1997-
                              Fund, Inc.           2000) and Broudy & Jacobson,
                              (1997-               New York, NY (1988-1997).
                              present); and

                              Secretary -
                              Pax World
                              High Yield
                              Fund, Inc.
                              (1999-
                              present).

-------------------------------------------------------------------------------------------------

                                                    Management Information (unaudited), continued
                                                                                December 31, 2002

-------------------------------------------------------------------------------------------------
                              POSITION(S) HELD
                              WITH FUNDS;                                          NUMBER OF
                              TERM OF OFFICE(1)    PRINCIPAL OCCUPATION(S)         PORTFOLIOS IN
                              AND LENGTH           DURING PAST 5 YEARS AND OTHER   FUND COMPLEX
                              OF TIME              DIRECTORSHIPS HELD BY           OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER             DIRECTOR
-------------------------------------------------------------------------------------------------
Esther J. Walls, M.L.S.       Director -           Ms. Walls was Associate                 2
Apartment 29-J                Pax World Balanced   Director of Libraries,
160 West End Avenue           Fund, Inc.           State University of New York,
New York, NY  10023;          (1981-               Stony Brook, Long Island, NY
(76)                          present); and        (1974-1990).  Ms. Walls was
                                                   also a member of the Boards
                              Director -           of Directors of UNICEF and
                              Pax World            the International Relations
                              High Yield           Committee of the American
                              Fund, Inc.           Library Association.  In
                              (1999-present).      1948, Ms. Walls was the first
                                                   African American woman at the
                                                   University of Iowa to be
                                                   elected Phi Beta Kappa.

-------------------------------------------------------------------------------------------------

                                               * * *

The Statement of Additional Information includes additional information about the Funds' directors and officers and is available, without charge, upon request to Pax World at 222 State Street, Portsmouth, NH 03801 (telephone number:
800-767-1729), or by visiting Pax World's web site at www.paxworld.com.

(1) Directors of each Fund are elected each year at such Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified. A vacancy currently exists on the Board of Directors of Pax World High Yield Fund, Inc. due to the death of Mr. John L. Kidde.

(2, 3 and 4) Designates a member of the Investment Committee of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc., respectively. The Investment Committee has the responsibility of overseeing a Fund's investments.

(5, 6 and 7) Designates a member of the Audit Committee of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc., respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.


          TYPES OF ACCOUNTS                            SERVICES

REGULAR ACCOUNTS: INDIVIDUAL, BUSINESS    AUTOMATIC INVESTMENT PLAN: You may
AND TRUST ACCOUNTS ARE AVAILABLE FOR      arrange to have a fixed amount
ALL PAX WORLD FUNDS.                      automatically deducted from your
                                          checking or savings account and
TRADITIONAL IRA: Certain individuals      invested in your Pax World account on
can make tax-deductible contributions     a monthly or quarterly basis.
to this account. Taxes are paid only      AUTOMATIC INVESTMENT PLANS DO NOT
when funds are withdrawn, usually in      ASSURE A PROFIT AND DO NOT PROTECT
retirement, when investors may be in a    AGAINST LOSS IN DECLINING MARKETS.
lower tax bracket.

ROTH IRA: Contributions to a Roth IRA     VOLUNTARY WITHDRAWAL PLAN: This plan
are not deductible, but after five        makes it possible for investors to
years some types of withdrawals are       receive a monthly check from their Pax
tax-free.                                 account. This plan requires a minimum
                                          investment of $10,000.
SIMPLE IRA: This is an
easy-to-maintain retirement plan          ONLINE ACCOUNT ACCESS: Utilizing a
designed for small businesses of up to    unique ID number and PIN, you can
100 employees.                            access your Pax World account(s)
                                          online to review your account balances
SEP IRA: This is an employer-funded       or histories; purchase or redeem fund
retirement plan popular with small        shares; or make exchanges between
businesses and self-employed persons.     different Pax World Funds.

EDUCATION SAVINGS ACCOUNT & UNIFORM       www.paxworld.com: Learn all about Pax
GIFT TO MINORS ACCOUNT (UGMA): These      World through our web site! You can
plans provide excellent ways to save      check Fund performance, read about our
for a child's education.                  portfolio managers, view CONNECTION -
                                          our quarterly newsletter, and see how
403(B)(7) PENSION PLAN: This plan is      Pax World voted on various proxies for
available to persons employed by          the companies in our portfolios.
non-profit organizations. SERVICES


* This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus, which contains more complete information including fees and expenses, and should be read carefully before investing. Please request a prospectus by calling (800) 767-1729, via e-mail at info@paxworld.com, or by visiting our web site at www.paxworld.com.

All mutual fund investments involve risk, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Distributor:
H.G. Wellington & Co., Inc. Member NASD/SIPC. February 2003

                                                                       Presorted
                                                                        Standard
                                                                    U.S. Postage
                                                                            PAID
                                                                   Smithtown, NY
                                                                  Permit NO. 700


PAX WORLD
ETHICAL INVESTING
222 State Street
Portsmouth, NH 03801
800-767-1729

WEB www.paxworld.com
EMAIL info@paxworld.com

SHAREHOLDER SERVICES:
[logo] 800.372.7827

BROKER SERVICES:
[logo] 800.635.1404

GENERAL FUND INFO:
[logo] 800.767.1729

ACCOUNT INQUIRIES:
Pax World
P.O. Box 9824
Providence, RI 02940-8024


[logo] printed in USA on recycled paper